FILE NOS.    33-12947
                                                                        811-5079

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.
                        Post-Effective Amendment No. 27
                                     and/or
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 28
                        (Check appropriate box or boxes)

                       JOHN HANCOCK TAX-EXEMPT SERIES FUND
               (Exact Name of Registrant as Specified in Charter)
                               601 Congress Street
                        Boston, Massachusetts 02210-2805
                    (Address of Principal Executive Offices)
                Registrant's Telephone Number including Area Code
                                 (617) 663-4324

                            ALFRED P. OUELLETTE, ESQ.
                           John Hancock Advisers, LLC
                               601 Congress Street
                        Boston, Massachusetts 02210-2805
                     (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[x]  on January 1, 2007 pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a) of Rule 485
[ ]  on (date) pursuant to paragraph (a) of Rule 485

if appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[JOHN HANCOCK(R) LOGO]
----------------------
  JOHN HANCOCK FUNDS

                                              John Hancock Tax-Free Income Funds
--------------------------------------------------------------------------------
                                           California Tax-Free Income Fund

                                            High Yield Municipal Bond Fund

                                        Massachusetts Tax-Free Income Fund

                                             New York Tax-Free Income Fund

                                                        Tax-Free Bond Fund


--------------------------------------------------------------------------------
Prospectus
1.1.2007
--------------------------------------------------------------------------------


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------
      JOHN HANCOCK TAX-FREE FUNDS
      --------------------------------------------------------------------------
      California Tax-Free Income Fund                                          4
      High Yield Municipal Bond Fund                                           6
      Massachusetts Tax-Free Income Fund                                       8
      New York Tax-Free Income Fund                                           10
      Tax-Free Bond Fund                                                      12

      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Choosing a share class                                                  14
      How sales charges are calculated                                        15
      Sales charge reductions and waivers                                     15
      Opening an account                                                      17
      Buying shares                                                           18
      Selling shares                                                          19
      Transaction policies                                                    21
      Dividends and account policies                                          23
      Additional investor services                                            24

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                      25
      Management biographies                                                  26
      Financial highlights                                                    27

      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Tax-Free Income Funds

These funds seek to offer income that is exempt from federal and, in some cases, state and local income tax. Each fund has its own strategy and its own risk profile. Each fund invests primarily in municipal securities exempt from federal (and in some funds, state) income tax. However, a portion of a tax-free fund's income may be subject to these taxes, as well as the federal alternative minimum tax.

Who may want to invest

These funds may be appropriate for investors who:

o     are in higher income brackets

o     want regular monthly income

o     are interested in lowering their income tax burden

o pay California, Massachusetts or New York income tax (state-specific funds)

Tax-free income funds may NOT be appropriate if you:

o     are not subject to a high level of state or federal income tax

o     are seeking an investment for a tax-deferred retirement account

o     are investing for maximum return over a long time horizon

o     require absolute stability of your principal

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm


All John Hancock tax-free income funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of September 30, 2006, managed approximately $xx billion in assets.


FUND INFORMATION KEY
--------------------------------------------------------------------------------

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[LOGO]

Goal and strategy

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[LOGO]

Past performance

The fund's total return, measured year-by-year and over time.

[LOGO]

Main risks

The major risk factors associated with the fund.

[LOGO]

Your expenses

The overall costs borne by an investor in the fund, including sales charges and annual expenses.

California Tax-Free Income Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and California personal income taxes. In pursuing this goal, the fund normally invests at least 80% of its assets in securities of any maturity exempt from federal and California personal income taxes. Most of these securities are investment-grade when purchased, but the fund may invest up to 20% of assets in junk bonds rated BB/Ba and their unrated equivalents.

In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund.

The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income. The fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 return as of 9-30-06: 3.90%
Best quarter: Q3 '02, 5.11%
Worst quarter: Q2 '04, -2.82%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                   [BAR CHART]


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

1996     1997   1998     1999     2000    2001    2002    2003     2004    2005

4.48%   10.13%  6.65%   -2.84%   11.26%   3.87%   7.99%   3.94%    4.46%   4.12%

Index (reflects no fees or taxes)

Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-05
--------------------------------------------------------------------------------



                                                                              Life of
                                                   1 year   5 year   10 year  Class C
-------------------------------------------------------------------------------------
Class A before tax                                 -0.60%    3.91%     4.86%      --
-------------------------------------------------------------------------------------
Class A after tax on distributions                 -0.60%    3.91%     4.86%      --
-------------------------------------------------------------------------------------
Class A after tax on distributions, with sale       1.15%    4.02%     4.87%      --
-------------------------------------------------------------------------------------
Class B before tax                                 -1.74%    3.66%     4.70%      --
-------------------------------------------------------------------------------------
Class C before tax (began 4-1-99)                   2.24%    3.98%       --     3.77%
-------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                3.51%    5.59%     5.71%    5.36%

[LOGO]

MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because the fund invests primarily in California issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those regarding taxes) and the possibility of credit problems.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Junk bonds could make the fund more sensitive to market or economic shifts.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                Class A     Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price                4.50%        none      none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever
is less                                               none(2)    5.00%     1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                          Class A     Class B   Class C
--------------------------------------------------------------------------------
Management fee                                       0.55%       0.55%     0.55%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                0.15%       1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                       0.12%       0.12%     0.12%
--------------------------------------------------------------------------------
Total fund operating expenses                        0.82%       1.67%     1.67%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $530        $700     $  885     $ 1,418
--------------------------------------------------------------------------------
Class B with redemption                 $670        $826     $1,107     $ 1,750
--------------------------------------------------------------------------------
Class B without redemption              $170        $526     $  907     $ 1,750
--------------------------------------------------------------------------------
Class C with redemption                 $270        $526     $  907     $ 1,976
--------------------------------------------------------------------------------
Class C without redemption              $170        $526     $  907     $ 1,976

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS

Dianne M. Sales, CFA
Joined fund team in 1995

Frank A. Lucibella, CFA
Rejoined fund team in 2005

Managers share portfolio management responsibilities


See page 26 for the management biographies.


FUND CODES

Class A          Ticker                   TACAX
                 CUSIP                    41014R108
                 Newspaper                CATxFA
                 SEC number               811-5979
                 JH fund number           53

Class B          Ticker                   TSCAX
                 CUSIP                    41014R207
                 Newspaper                CATxFB
                 SEC number               811-5979
                 JH fund number           153

Class C          Ticker                   TCCAX
                 CUSIP                    41014R306
                 Newspaper                --
                 SEC number               811-5979
                 JH fund number           553

High Yield Municipal Bond Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks a high level of current income that is largely exempt from federal income tax consistent with preservation of capital. In pursuing this goal, the fund normally invests at least 80% of its assets in municipal bonds of any maturity with credit ratings from A to BB/Ba and their unrated equivalents. The fund may also invest up to 5% of assets in bonds rated as low as CC/Ca and their unrated equivalents. Bonds that are in or below the BB/Ba category are considered junk bonds. Municipal bonds may be subject to alternative minimum tax and income may not be entirely tax free to all investors.

In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund. The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income. The fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.


The foregoing 80% test applies at the time of purchase and the adviser is not obligated to sell holdings in the event of a ratings change if it determines it is not in the best interest of the fund. Accordingly the fund may for periods of time hold a lower percentage of qualifying securities. While the percentage of qualifying securities held is below 80% the fund will only purchase qualifying securities.


--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 return as of 9-30-06: 5.42%
Best quarter: Q3 '97, 3.67%
Worst quarter: Q1 '96, -2.70%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                   [BAR CHART]


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

      1996   1997   1998    1999   2000   2001   2002   2003   2004   2005

      1.33%  9.61%  5.45%  -4.13%  5.35%  4.46%  5.07%  5.47%  7.38%  6.85%

Index (reflects no fees or taxes)

Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-05
--------------------------------------------------------------------------------



                                                                            Life of
                                                1 year   5 year  10 year    Class C
------------------------------------------------------------------------------------
Class A before tax                               2.01%    4.88%    4.14%         --
------------------------------------------------------------------------------------
Class A after tax on distributions               2.01%    4.88%    4.14%         --
------------------------------------------------------------------------------------
Class A after tax on distributions, with sale    3.03%    4.97%    4.32%         --
------------------------------------------------------------------------------------
Class B before tax                               1.05%    4.73%    4.01%         --
------------------------------------------------------------------------------------
Class C before tax (began 4-1-99)                5.05%    5.05%      --        3.60%
------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index             3.51%    5.59%    5.71%       5.36%

[LOGO]

MAIN RISKS

The major factors in this fund's performance are credit risk and interest rates. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because their issuers are often in relatively weak financial health, junk bonds could make the fund more sensitive to market or economic shifts and to the risk of default of a particular bond. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund invests in securities with additional risks, these risks could increase volatility or reduce performance:

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o If the fund invests heavily in securities from a given state or region, its performance could be disproportionately affected by political or demographic factors in that state or region.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               4.50%      none     none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)   5.00%    1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                             Class A   Class B  Class C
--------------------------------------------------------------------------------
Management fee                                          0.61%     0.61%    0.61%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                   0.25%     1.00%    1.00%
--------------------------------------------------------------------------------
Other expenses                                          0.23%     0.23%    0.23%
--------------------------------------------------------------------------------
Total fund operating expenses                           1.09%     1.84%    1.84%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                     Year 1   Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                      $  556   $  781    $1,024   $ 1,719
--------------------------------------------------------------------------------
Class B with redemption                      $  687   $  879    $1,196   $ 1,962
--------------------------------------------------------------------------------
Class B without redemption                   $  187   $  579    $  996   $ 1,962
--------------------------------------------------------------------------------
Class C with redemption                      $  287   $  579    $  996   $ 2,159
--------------------------------------------------------------------------------
Class C without redemption                   $  187   $  579    $  996   $ 2,159

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------

SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS

Frank A. Lucibella, CFA
Rejoined fund team in 2005

Dianne M. Sales, CFA
Joined fund team in 1995

Managers share portfolio management responsibilities


See page 26 for the management biographies.


FUND CODES

Class A          Ticker                   JHTFX
                 CUSIP                    41013Y302
                 Newspaper                HiYMuBdA
                 SEC number               811-5968
                 JH fund number           59

Class B          Ticker                   TSHTX
                 CUSIP                    41013Y401
                 Newspaper                HiYMuBdB
                 SEC number               811-5968
                 JH fund number           159

Class C          Ticker                   JCTFX
                 CUSIP                    41013Y500
                 Newspaper                --
                 SEC number               811-5968
                 JH fund number           559

Massachusetts Tax-Free Income Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and Massachusetts personal income taxes.

In pursuing this goal, the fund normally invests at least 80% of its assets in securities of any maturity exempt from federal and Massachusetts personal income taxes. Most of these securities have credit ratings of A or higher when purchased, but the fund may invest up to 33.3% of assets in securities rated as low as BB/Ba and their unrated equivalents. Bonds that are in or below the BB/Ba category are considered junk bonds.

In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund. The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income. The fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 return as of 9-30-06: 3.04%
Best quarter: Q3 '02, 5.26%
Worst quarter: Q2 '04, -2.36%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                   [BAR CHART]


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
     1996   1997   1998    1999    2000   2001   2002   2003   2004   2005

     4.27%  9.34%  7.06%  -4.24%  11.74%  4.35%  9.56%  6.18%  4.28%  3.43%

Index (reflects no fees or taxes)

Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-05
--------------------------------------------------------------------------------



                                                                            Life of   Life of
                                                1 year   5 year  10 year    Class B   Class C
----------------------------------------------------------------------------------------------
Class A before tax                              -1.20%    4.57%    5.03%        --        --
----------------------------------------------------------------------------------------------
Class A after tax on distributions              -1.21%    4.57%    5.02%        --        --
----------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale    0.63%    4.56%    5.00%        --        --
----------------------------------------------------------------------------------------------
Class B before tax (began 10-3-96)              -2.25%    4.47%      --       5.15%       --
----------------------------------------------------------------------------------------------
Class C before tax (began 4-1-99)                1.72%    4.80%      --         --      4.33%
----------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index             3.51%    5.59%    5.71%      5.99%     5.36%

[LOGO]

MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because the fund invests primarily in Massachusetts issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those affecting taxes) and the possibility of credit problems.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund invests in securities with additional risks, these risks could increase volatility or reduce performance:

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Junk bonds could make the fund more sensitive to market or economic shifts.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                 Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price                 4.50%      none      none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever
is  less                                               none(2)   5.00%     1.00%
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                         0.50%     0.50%     0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                  0.30%     1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                         0.19%     0.19%     0.19%
--------------------------------------------------------------------------------
Total fund operating expenses                          0.99%     1.69%     1.69%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1   Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                     $  546   $  751    $  972    $ 1,608
--------------------------------------------------------------------------------
Class B with redemption                     $  672   $  833    $1,118    $ 1,812
--------------------------------------------------------------------------------
Class B without redemption                  $  172   $  533    $  918    $ 1,812
--------------------------------------------------------------------------------
Class C with redemption                     $  272   $  533    $  918    $ 1,998
--------------------------------------------------------------------------------
Class C without redemption                  $  172   $  533    $  918    $ 1,998

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------

SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS

Dianne M. Sales, CFA
Joined fund team in 1995

Frank A. Lucibella, CFA
Rejoined fund team in 2005

Managers share portfolio management responsibilities


See page 26 for the management biographies.


FUND CODES

Class A          Ticker                   JHMAX
                 CUSIP                    410229207
                 Newspaper                MATxFA
                 SEC number               811-5079
                 JH fund number           77

Class B          Ticker                   JHMBX
                 CUSIP                    410229405
                 Newspaper                --
                 SEC number               811-5079
                 JH fund number           177

Class C          Ticker                   JMACX
                 CUSIP                    410229603
                 Newspaper                --
                 SEC number               811-5079
                 JH fund number           577

New York Tax-Free Income Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks a high level of current income consistent with preservation of capital that is exempt from federal, New York State and New York City personal income taxes.

In pursuing this goal, the fund normally invests at least 80% of its assets in securities of any maturity exempt from federal and New York personal income taxes. Most of these securities have credit ratings of A or higher when purchased, but the fund may invest up to 33.3% of assets in bonds rated as low as BB/Ba and their unrated equivalents. Bonds that are in or below the BB/Ba category are considered junk bonds.

In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund. The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income. The fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 return as of 9-30-06: 3.77%
Best quarter: Q4 '00, 5.14%
Worst quarter: Q2 '04, -2.45%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                                   [BAR CHART]
--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
1996    1997    1998     1999     2000    2001     2002    2003    2004    2005

3.65%   9.50%   6.28%   -4.39%   13.10%   3.80%    8.60%   4.39%   4.43%   3.16%

Index (reflects no fees or taxes)

Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-05
--------------------------------------------------------------------------------



                                                                            Life of   Life of
                                                   1 year  5 year  10 year  Class B   Class C
---------------------------------------------------------------------------------------------
Class A before tax                                 -1.48%   3.90%    4.67%      --        --
---------------------------------------------------------------------------------------------
Class A after tax on distributions                 -1.48%   3.90%    4.65%      --        --
---------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale       0.45%   3.98%    4.68%      --        --
---------------------------------------------------------------------------------------------
Class B before tax (began 10-3-96)                 -2.50%   3.79%      --     4.77%       --
---------------------------------------------------------------------------------------------
Class C before tax (began 4-1-99)                   1.46%   4.13%      --       --      4.01%
---------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                3.51%   5.59%    5.71%    5.99%     5.36%

[LOGO]

MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because the fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those affecting taxes) and the legacy of past credit problems of New York City and other issuers.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund invests in securities with additional risks, these risks could increase volatility or reduce performance:

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o Junk bonds could make the fund more sensitive to market or economic shifts.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                Class A    Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price                   4.50%       none      none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a %
of purchase or sale price, whichever is less          none(2)   5.00%     1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                          Class A    Class B   Class C
--------------------------------------------------------------------------------
Management fee                                       0.50%      0.50%     0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                0.30%      1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                       0.23%      0.23%     0.23%
--------------------------------------------------------------------------------
Total fund operating expenses                        1.03%      1.73%     1.73%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                   Year 1   Year 3     Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                    $  550   $  763    $   993   $ 1,653
--------------------------------------------------------------------------------
Class B with redemption                    $  676   $  845    $ 1,139   $ 1,856
--------------------------------------------------------------------------------
Class B without redemption                 $  176   $  545    $   939   $ 1,856
--------------------------------------------------------------------------------
Class C with redemption                    $  276   $  545    $   939   $ 2,041
--------------------------------------------------------------------------------
Class C without redemption                 $  176   $  545    $   939   $ 2,041

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS

Dianne M. Sales, CFA
Joined fund team in 1995

Frank A. Lucibella, CFA
Rejoined fund team in 2005

Managers share portfolio management responsibilities


See page 26 for the management biographies.


FUND CODES

Class A          Ticker                   JHNYX
                 CUSIP                    410229306
                 Newspaper                NYTxFA
                 SEC number               811-5079
                 JH fund number           76

Class B          Ticker                   JNTRX
                 CUSIP                    410229504
                 Newspaper                --
                 SEC number               811-5079
                 JH fund number           176

Class C          Ticker                   JNYCX
                 CUSIP                    410229702
                 Newspaper                --
                 SEC number               811-5079
                 JH fund number           576

Tax-Free Bond Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. In pursuing this goal, the fund normally invests at least 80% of its assets in tax-exempt bonds of any maturity. Most of these bonds are investment-grade when purchased, but the fund may also invest up to 35% of assets in junk bonds rated BB/Ba or B and their unrated equivalents.

In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund. The fund may invest up to 25% of assets in private activity bonds.

The management team also favors bonds with limitations on whether they can be called, or redeemed by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 return as of 9-30-06: 4.00%
Best quarter: Q3 '04, 4.26%
Worst quarter: Q2 '04, -2.67%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                                   (BAR CHART)

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

 1996    1997    1998    1999     2000     2001    2002    2003     2004    2005

4.15%   9.81%   5.50%   -3.50%   10.40%   2.54%   7.17%   4.75%    4.91%   3.89%

Index (reflects no fees or taxes)

Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-05
--------------------------------------------------------------------------------



                                                                               Life of
                                                 1 year    5 year    10 year   Class C
Class A before tax                               -0.82%     3.68%      4.41%        --
---------------------------------------------------------------------------------------
Class A after tax on distributions               -0.82%     3.68%      4.41%        --
---------------------------------------------------------------------------------------
Class A after tax on distributions, with sale     1.04%     3.85%      4.50%        --
---------------------------------------------------------------------------------------
Class B before tax                               -1.84%     3.52%      4.26%        --
---------------------------------------------------------------------------------------
Class C before tax (began 4-1-99)                 2.13%     3.83%         --     3.48%
---------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index              3.51%     5.59%      5.71%     5.36%

[LOGO]

MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Junk bonds may make the fund more sensitive to market or economic shifts. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund invests in other securities with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in securities from a given state or region, its performance could be disproportionately affected by political or demographic factors in that state or region.

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)               Class A     Class B    Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price                  4.50%        none       none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a %
of purchase or sale price, whichever is less         none(2)    5.00%      1.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual operating expenses                          Class A    Class B    Class C
--------------------------------------------------------------------------------
Management fee                                       0.55%      0.55%      0.55%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                0.25%      1.00%      1.00%
--------------------------------------------------------------------------------
Other expenses                                       0.16%      0.16%      0.16%
--------------------------------------------------------------------------------
Total fund operating expenses                        0.96%      1.71%      1.71%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                               Year 1     Year 3      Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                $  544     $  742     $   957    $ 1,575
--------------------------------------------------------------------------------
Class B with redemption                $  674     $  839     $ 1,128    $ 1,821
--------------------------------------------------------------------------------
Class B without redemption             $  174     $  539     $   928    $ 1,821
--------------------------------------------------------------------------------
Class C with redemption                $  274     $  539     $   928    $ 2,019
--------------------------------------------------------------------------------
Class C without redemption             $  174     $  539     $   928    $ 2,019
--------------------------------------------------------------------------------

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS

Frank A. Lucibella, CFA
Rejoined fund team in 2005

Dianne M. Sales, CFA
Joined fund team in 1995

Managers share portfolio management responsibilities


See page 26 for the management biographies.


FUND CODES

Class A          Ticker                   TAMBX
                 CUSIP                    41013Y104
                 Newspaper                TFBdA
                 SEC number               811-5968
                 JH fund number           52

Class B          Ticker                   TSMBX
                 CUSIP                    41013Y203
                 Newspaper                TFBdB
                 SEC number               811-5968
                 JH fund number           152

Class C          Ticker                   TBMBX
                 CUSIP                    41013Y609
                 Newspaper                --
                 SEC number               811-5968
                 JH fund number           552

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described on the next page.

o Distribution and service (12b-1) fees of 0.15% for California Tax-Free Income, 0.25% for High Yield Municipal Bond and Tax-Free Bond, and 0.30% for Massachusetts Tax-Free Income and New York Tax-Free Income.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on the next page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.




The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. Signature Services may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see Sales Charge Reductions and Waivers below).


For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost shareholders more than other types of sales charges.



Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.


Additional payments to financial intermediaries

Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

o     directly, by the payment of sales commissions, if any and

o     indirectly, as a result of the fund paying Rule 12b-1 fees

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


14 YOUR ACCOUNT

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------

                                 As a % of   As a % of your
Your investment             offering price*      investment
------------------------------------------------------------
Up to $99,999                        4.50%            4.71%
------------------------------------------------------------
$100,000 - $249,999                  3.75%            3.90%
------------------------------------------------------------
$250,000 - $499,999                  3.00%            3.09%
------------------------------------------------------------
$500,000 - $999,999                  2.00%            2.04%
------------------------------------------------------------
$1,000,000 and over              See below
------------------------------------------------------------

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock open-end mutual funds (John Hancock Funds). To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial representative, or refer to the section entitled "Initial Sales Charge on Class A Shares" in the funds' SAI. You may request an SAI from your broker or financial representative, access the funds' Web site at www.jhfunds.com, or call John Hancock Signature Services, Inc. (Signature Services) the funds' transfer agent, at 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million+ investments
--------------------------------------------------------------------------------

                                             CDSC on shares
Your investment                                  being sold
------------------------------------------------------------
First $1M - $4,999,999                                1.00%
------------------------------------------------------------
Next $1 - $5M above that                              0.50%
------------------------------------------------------------
Next $1 or more above that                            0.25%
------------------------------------------------------------

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------

                                             CDSC on shares
Years after purchase                             being sold
------------------------------------------------------------
1st year                                              5.00%
------------------------------------------------------------
2nd year                                              4.00%
------------------------------------------------------------
3rd or 4th year                                       3.00%
------------------------------------------------------------
5th year                                              2.00%
------------------------------------------------------------
6th year                                              1.00%
------------------------------------------------------------
After 6th year                                         none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------

Years after purchase                                   CDSC
------------------------------------------------------------
1st year                                              1.00%
------------------------------------------------------------
After 1st year                                         none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

                                                                 YOUR ACCOUNT 15

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $100,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include Accumulations and Combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

o Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250 per account opened), and individual investors may close their accounts at any time.

To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans


o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutions(SM) programs


o redemptions pursuant to the fund's right to liquidate an account less than $1,000

o redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize this waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based agreement or wrap agreement with John Hancock Funds, LLC

o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

o individuals converting assets held in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a ROTH IRA

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)


o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutions(SM) programs

o Individuals recharacterizing from an IRA, ROTH IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted


To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

16 YOUR ACCOUNT

--------------------------------------------------------------------------------
OPENING AN ACCOUNT


1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $500

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 each month

      o there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock Funds, LLC.

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


Important information about opening a new account


To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

      For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth and social security number.

      For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.


                                                                 YOUR ACCOUNT 17

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

        Opening an account                                            Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Make out a check for the investment amount, payable to  o     Make out a check for the investment amount payable to
              "John Hancock Signature Services, Inc."                       "John Hancock Signature Services, Inc."

        o     Deliver the check and your completed application to     o     Fill out the detachable investment slip from an
              your financial representative, or mail them to                account statement. If no slip is available, include a
              Signature Services (address below).                           note specifying the fund name, your share class, your
                                                                            account number and the name(s) in which the account is
                                                                            registered.

                                                                      o     Deliver the check and your investment slip or note to
                                                                            your financial representative, or mail them to
                                                                            Signature Services (address below).

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Call your financial representative or Signature         o     Log on to www.jhfunds.com to process exchanges between
              Services to request an exchange.                              funds.


                                                                      o     Call EASI-Line for automated service 24 hours a day at
                                                                            1-800-338-8080.


                                                                      o     Call your financial representative or Signature
                                                                            Services to request an exchange.

------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Deliver your completed application to your financial    o     Obtain wiring instructions by calling Signature
              representative, or mail it to Signature Services.             Services at 1-800-225-5291.

        o     Obtain your account number by calling your financial    o     Instruct your bank to wire the amount of your
              representative or Signature Services.                         investment.

        o     Obtain wiring instructions by calling Signature         o     Specify the fund name, the share class, your account
              Services at 1-800-225-5291.                                   number and the name(s) in which the account is
                                                                            registered. Your bank may charge a fee to wire funds.
        Specify the fund name, the share class, the new account
        number and the name(s) in which the account is registered.
        Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  See "By exchange" and "By wire."                              o     Verify that your bank or credit union is a member of
                                                                            the Automated Clearing House (ACH) system.

                                                                      o     Complete the "Bank Information" section on your
                                                                            account application.

                                                                      o     Log on to www.jhfunds.com to initiate purchases using
                                                                            your authorized bank account.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  See "By exchange" and "By wire."                              o     Verify that your bank or credit union is a member of
                                                                            the Automated Clearing House (ACH) system.

                                                                      o     Complete the "Bank Information" section on your
                                                                            account application.


                                                                      o     Call EASI-Line for automated service 24 hours a day at
                                                                            1-800-338-8080.


                                                                      o     Call your financial representative or call Signature
                                                                            Services between 8 A.M. and 7 P.M. Eastern Time on
                                                                            most business days.

                                                                      To open or add to an account using the Monthly Automatic
                                                                      Accumulation Program, see "Additional investor services."

------------------------------------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

------------------------------------------------------------------

18 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                      To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Accounts of any type.                                   o     Write a letter of instruction or complete a stock
                                                                            power indicating the fund name, your share class, your
        o     Sales of any amount.                                          account number, the name(s) in which the account is
                                                                            registered and the dollar value or number of shares you
                                                                            wish to sell.

                                                                      o     Include all signatures and any additional documents
                                                                            that may be required (see next page).

                                                                      o     Mail the materials to Signature Services.

                                                                      o     A check will be mailed to the name(s) and address in
                                                                            which the account is registered, or otherwise
                                                                            according to your letter of instruction.

------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Most accounts.                                          o     Log on to www.jhfunds.com to initiate redemptions from
                                                                            your funds.
        o     Sales of up to $100,000.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]  o     Most accounts.                                          o     Call EASI-Line for automated service 24 hours a day at
                                                                            1-800-338-8080.
        o     Sales of up to $100,000.
                                                                      o     Call your financial representative or call Signature
                                                                            Services between 8 A.M. and 7 P.M. Eastern Time on
                                                                            most business days.


------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Requests by letter to sell any amount.                  o     To verify that the Internet or telephone redemption
                                                                            privilege is in place on an account, or to request the
        o     Requests by Internet or phone to sell up to $100,000.         form to add it to an existing account, call Signature
                                                                            Services.

                                                                      o     Amounts of $1,000 or more will be wired on the next
                                                                            business day. A $4 fee will be deducted from your
                                                                            account.

                                                                      o     Amounts of less than $1,000 may be sent by EFT or by
                                                                            check. Funds from EFT transactions are generally
                                                                            available by the second business day. Your bank may
                                                                            charge a fee for this service.

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Accounts of any type.                                   o     Obtain a current prospectus for the fund into which
                                                                            you are exchanging by Internet or by calling your
        o     Sales of any amount.                                          financial representative or Signature Services.

                                                                      o     Log on to www.jhfunds.com to process exchanges between
                                                                            your funds.


                                                                      o     Call EASI-Line for automated service 24 hours a day at
                                                                            1-800-338-8080.


                                                                      o     Call your financial representative or Signature
                                                                            Services to request an exchange.

 To sell shares through a systematic withdrawal plan, see
 "Additional investor services."

                                                                 YOUR ACCOUNT 19

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares - this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                                Requirements for written requests                   [LOGO]
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial          o     Letter of instruction.
accounts for minors).
                                                                      o     On the letter, the signatures of all persons
                                                                            authorized to sign for the account, exactly as the
                                                                            account is registered.


                                                                      o     Medallion Signature guarantee if applicable (see
                                                                            above).


------------------------------------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general partner or          o     Letter of instruction.
association accounts.
                                                                      o     Corporate business/organization resolution, certified
                                                                            within the past 12 months, or a John Hancock Funds
                                                                            business/ organization certification form.

                                                                      o     On the letter and the resolution, the signature of the
                                                                            person(s) authorized to sign for the account.


                                                                      o     Medallion Signature guarantee if applicable (see
                                                                            above).


------------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts.                                 o     Letter of instruction.

                                                                      o     On the letter, the signature(s) of the trustee(s).

                                                                      o     Copy of the trust document certified within the past
                                                                            12 months or a John Hancock Funds trust certification
                                                                            form.


                                                                      o     Medallion Signature guarantee if applicable (see
                                                                            above).


------------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship with           o     Letter of instruction signed by surviving tenant.
a deceased co-tenant(s).
                                                                      o     Copy of death certificate.


                                                                      o     Medallion Signature guarantee if applicable (see
                                                                            above).


                                                                      o     Inheritance Tax Waiver (if applicable).

------------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                                     o     Letter of instruction signed by executor.

                                                                      o     Copy of order appointing executor, certified within
                                                                            the past 12 months.


                                                                      o     Medallion Signature guarantee if applicable (see
                                                                            above).

                                                                      o     Inheritance Tax Waiver (if applicable).


------------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers or          o     Call 1-800-225-5291 for instructions.
account types not listed above.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

------------------------------------------------------------------

20 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M. Eastern time). Each fund generally values its portfolio of municipal securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by the Adviser to be unreliable, a fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. Portfolio securities may trade on days when the New York Stock Exchange is closed, even though the funds' shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including many municipal securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of municipal securities that do not trade daily. A pricing matrix is a means of valuing a municipal or other debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may, in their discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

                                                                 YOUR ACCOUNT 21

Exchange limitation policies The funds' board of trustees has adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modi-fied for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and pre-determined purchase or redemption requests made well in advance of any knowledge of events effecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example: To the extent that a fund invests in municipal securities, including below investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed above under "Valuation of Shares," investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

22 YOUR ACCOUNT

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Eligibility by state You may only invest in, or exchange into, fund shares legally available in your state.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Most of these funds' dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you may choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable, or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.


Taxability of dividends Each fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.

Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Taxable dividends paid in January may be taxable as if they had been paid the previous December.

The state tax-free income funds intend to comply with certain state tax requirements so that their income dividends will generally be exempt from state and local personal income taxes in the applicable state. Dividends of the other tax-free income funds are generally not exempt from state and local income taxes.

The tax information that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

                                                                 YOUR ACCOUNT 23

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.


o If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the applicable minimum initial investment requirements specified in the section OPENING AN ACCOUNT. Deliver your check and application to your financial representative or Signature Services.


Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds, LLC offers a range of retirement plans, including traditional IRAs, Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. Because of certain tax implications, tax-free income funds are not appropriate investments for qualified retirement plans. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The funds' portfolio securities disclosure policy can be found in each fund's SAI and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one-month lag and is available on the fund's Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the fund's Web site.

24 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock tax-free income funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Massachusetts Tax-Free Income and New York Tax-Free Income funds have the power to change these funds' respective investment goals without shareholder approval.


Subadvisers MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)") subadvises each of the funds. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2006, had total assets under management of approximately $26 billion.


Management fees The management fees paid to the investment adviser by the John Hancock tax-free income funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                               % of net assets
--------------------------------------------------------------------------------
California Tax-Free Income Fund                              0.55%
--------------------------------------------------------------------------------
High Yield Municipal Bond Fund                               0.61%
--------------------------------------------------------------------------------
Massachusetts Tax-Free Income Fund                           0.50%
--------------------------------------------------------------------------------
New York Tax-Free Income Fund                                0.50%
--------------------------------------------------------------------------------
Tax-Free Bond Fund                                           0.55%
--------------------------------------------------------------------------------


A discussion regarding the basis for the board of trustees, approving each fund's investment advisory agreement, is available in each fund's annual report to shareholders dated August 31, 2006.



                                             |---------------|
                                             |  Shareholders |-----------------------|
                                             |-------|-------|                       |
                                                     |                               |
    |--                         |----------------------------------------------|     |
    |                           |                                              |     |
    |                           |        Financial services firms and          |     |
    |                           |            their representatives             |     |
    |                        -- |                                              |-----|
    |                        |  |  Advise current and prospective shareholders |     |
    |     Distribution and   |  |    on their fund investments, often          |     |
    |   shareholder services |  | in the context of an overall financial plan. |     |
    |                        |  |                                              |     |
    |                        |  |----------------------------------------------|     |
    |                        |                                                       |
    |   |----------------------------------------------|     |-----------------------------------------------------|
    |   |                                              |     |                                                     |
    |   |         Principal distributor                |     |                    Transfer agent                   |
    |   |                                              |     |                                                     |
    |   |        John Hancock Funds, LLC               |     |    John Hancock Signature Services, Inc.            |
    |   |                                              |     |                                                     |
    |   |     Markets the fund and distributes shares  |     |    Handles shareholder services, including record-  |
    |   |  through selling brokers, financial planners |     |  keeping and statements, distribution of dividends  |
    |   |    and other financial representatives.      |     |      and processing of buy and sell requests.       |
    |   |                                              |     |                                                     |
    |-- |----------------------------------------------|     |-----------------------------------------------------|
                             |                                                        |
                             |--------------------------------------------|-----------|
|----------------------------------|  |---------------------------------| |  |-----------------------------------------|        ---|
|                                  |  |                                 | |  |                                         |           |
|         Subadvisers              |  |       Investment adviser        | |  |                Custodian                |           |
|                                  |  |                                 | |  |                                         |           |
|      MFC Global Investment       |  |    John Hancock Advisers, LLC   | |  |           The Bank of New York          |           |
|     Management (U.S.), LLC       |  |       601 Congress Street       | |  |              One Wall Street            |           |
|     101 Huntington Avenue        |--|      Boston, MA 02210-2805      | |  |            New York, NY 10286           |           |
|       Boston, MA 02199           |  |                                 | |  |                                         |    Asset  |
|                                  |  | Manages the funds' business and | |  |  Holds the funds' assets, settles all   | management|
|  Provide portfolio management to |  |       investment activities.    | |  |   portfolio trades and collects most of |           |
|        certain funds.            |  |                                 | |  |   the valuation data required for       |           |
|                                  |  |                                 | |  |     calculating each fund's NAV.        |           |
|----------------------------------|  |                                 | |  |                                         |           |
                                      |---------------------------------| |  |-----------------------------------------|        ---|
                                                      |                   |                 |
                                                      |-------------------|-----------------|
                                                         |--------------------------------|
                                                         |                                |
                                                         |             Trustees           |
                                                         |                                |
                                                         | Oversee the funds' activities. |
                                                         |                                |
                                                         |--------------------------------|


                                                                 FUND DETAILS 25

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock tax-free income funds, including a brief summary of their business careers over the past five years. The Statement of Additional Information for each fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund and their ownership of fund shares, if any.


Frank A. Lucibella, CFA
--------------------------------------------------------------------------------
Vice president of MFC Global Investment Management (U.S.), LLC
Joined subadviser in 2006
Vice president, Rejoined John Hancock Advisers (8/2005-12/2005)
Senior Fixed Income Trader, Columbia Management Group (2002-2005)
Second vice president, John Hancock Advisers (1988-2002)
Began business career in 1982

Dianne M. Sales, CFA
--------------------------------------------------------------------------------
Vice president of MFC Global Investment Management (U.S.), LLC
Joined subadviser in 2006
Vice president, John Hancock Advisers (1989-2005)
Began business career in 1984


26 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

California Tax-Free Income Fund


Figures for the years ended 8-31-02, 8-31-03, 8-31-04 and 8-31-05 were audited by Deloitte & Touche LLP. Figures for the year ended 8-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES   PERIOD ENDED                              8-31-02(1,2)   8-31-03(1)   8-31-04(1)   8-31-05(1)   08-31-06
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.11        $ 11.06      $ 10.60      $ 10.91      $  11.08
----------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.54           0.53         0.52         0.51          0.49
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.06)         (0.47)        0.30         0.16         (0.15)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.48           0.06         0.82         0.67          0.34
----------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.53)         (0.52)       (0.51)       (0.50)        (0.49)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.06        $ 10.60      $ 10.91      $ 11.08      $  10.93
----------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           4.52(5)        0.48         7.84         6.24          3.19
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $   347        $   308      $   308      $   306      $    296
----------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               0.84           0.84         0.83         0.86          0.82
----------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             0.84(6)        0.84         0.83         0.86          0.82(6)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      4.95           4.79         4.72         4.59          4.53
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          15             18           21           13            33



CLASS B SHARES   PERIOD ENDED                              8-31-02(1,2)   8-31-03(1)   8-31-04(1)   8-31-05(1)   08-31-06
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.11        $ 11.06     $  10.60      $ 10.91      $  11.08
----------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.45           0.44         0.42         0.41          0.40
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.06)         (0.47)        0.31         0.16         (0.15)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.39          (0.03)        0.73         0.57          0.25
----------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.44)         (0.43)       (0.42)       (0.40)        (0.40)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.06        $ 10.60     $  10.91      $ 11.08      $  10.93
----------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           3.67(5)       (0.37)        6.93         5.35          2.32
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $    65        $    55     $     43      $    32      $     24
----------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.65           1.69         1.69         1.71          1.67
----------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.69(6)        1.69         1.69         1.71          1.67(6)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      4.14           3.95         3.87         3.75          3.68
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          15             18           21           13            33


                                                                 FUND DETAILS 27

California Tax-Free Income Fund continued


CLASS C SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)    8-31-04(1)   8-31-05(1)   08-31-06
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.11        $11.06      $  10.60      $ 10.91      $  11.08
----------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.45          0.43          0.42         0.41          0.40
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.06)        (0.47)         0.31         0.16         (0.15)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.39         (0.04)         0.73         0.57          0.25
----------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.44)        (0.42)        (0.42)       (0.40)        (0.40)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.06        $10.60      $  10.91      $ 11.08      $  10.93
----------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           3.64(5)      (0.37)         6.93         5.35          2.32
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $     8        $    9      $      7      $     7      $      8
----------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.69          1.69          1.69         1.71          1.67
----------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.69(6)       1.69          1.69         1.71          1.67(6)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      4.10          3.93          3.87         3.74          3.68
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          15            18            21           13            33

(1)   Audited by previous auditor.

(2) As required, effective 9-1-01, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.88%, 4.07% and 4.03%, for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

(3)   Based on the average of the shares outstanding.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Does not take into consideration expense reductions during the period shown.


28 FUND DETAILS

High Yield Municipal Bond Fund


Figures for the years ended 8-31-02, 8-31-03, 8-31-04 and 8-31-05 were audited by Deloitte & Touche LLP. Figures for the year ended 8-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)  8-31-04(1)  8-31-05(1)  8-31-06
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  8.82       $  8.43     $  8.14     $  8.27     $  8.62
-----------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.53          0.51        0.47        0.43        0.42
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.40)        (0.29)       0.12        0.35        0.05
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.13          0.22        0.59        0.78        0.47
-----------------------------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.52)        (0.51)      (0.46)      (0.43)      (0.41)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  8.43       $  8.14     $  8.27     $  8.62     $  8.68
-----------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           1.56(5)       2.63(5)     7.41(5)     9.64        5.61
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $    74       $    71     $    69     $    72     $    72
-----------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.08          1.09        1.09        1.14        1.09
-----------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.09(6)       1.11(6)     1.10(6)     1.14        1.09
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      6.26          6.16        5.67        5.09        4.84
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          52            35          57          65          52



CLASS B SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)  8-31-04(1)  8-31-05(1)  8-31-06
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATION PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  8.82       $  8.43     $  8.14     $  8.27     $  8.62
-----------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.46          0.45        0.41        0.37        0.36
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.40)        (0.30)       0.12        0.35        0.04
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.06          0.15        0.53        0.72        0.40
-----------------------------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.45)        (0.44)      (0.40)      (0.37)      (0.34)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  8.43       $  8.14     $  8.27     $  8.62     $  8.68
-----------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           0.81(5)       1.87(5)     6.62(5)     8.84        4.83
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $    46       $    37     $    31     $    24     $    16
-----------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.83          1.84        1.83        1.87        1.84
-----------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.84(6)       1.86(6)     1.84(6)     1.87        1.84
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      5.51          5.41        4.93        4.35        4.11
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          52            35          57          65          52


                                                                 FUND DETAILS 29

High Yield Municipal Bond Fund continued


CLASS C SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)  8-31-04(1)  8-31-05(1)  8-31-06
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  8.82       $  8.43     $  8.14     $  8.27     $  8.62
-----------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.46          0.44        0.40        0.36        0.35
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.40)        (0.29)       0.13        0.36        0.05
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.06          0.15        0.53        0.72        0.40
-----------------------------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.45)        (0.44)      (0.40)      (0.37)      (0.34)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  8.43       $  8.14     $  8.27     $  8.62     $  8.68
-----------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           0.81(5)       1.87(5)     6.61(5)     8.82        4.83
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $     4       $     6     $     8     $     8     $     9
-----------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.83          1.84        1.83        1.89        1.84
-----------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.84(6)       1.86(6)     1.84(6)     1.89        1.84
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      5.51          5.38        4.88        4.33        4.09
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          52            35          57          65          52

(1)   Audited by previous auditor.

(2) As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 6.17%, 5.42% and 5.42% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

(3)   Based on the average of the shares outstanding.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Does not take into consideration expense reductions during the period shown.


30 FUND DETAILS

Massachusetts Tax-Free Income Fund


Figures audited by PricewaterhouseCoopers LLP.



CLASS A SHARES   PERIOD ENDED                                              8-31-02(1)  8-31-03   8-31-04   8-31-05   8-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 12.41     $ 12.50   $ 12.38   $ 12.75   $ 12.87
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                      0.58        0.57      0.56      0.54      0.53
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        0.08       (0.13)     0.36      0.11     (0.24)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              0.66        0.44      0.92      0.65      0.29
-------------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (0.57)      (0.56)    (0.55)    (0.53)    (0.52)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                          --          --        --        --        --(3)
-------------------------------------------------------------------------------------------------------------------------------
                                                                             (0.57)      (0.56)    (0.55)    (0.53)    (0.52)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 12.50     $ 12.38   $ 12.75   $ 12.87   $ 12.64
-------------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                                           5.54        3.57      7.55      5.21      2.38
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $    65     $    66   $    71   $    76   $    78
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                               1.03        1.02      1.01      1.04      0.99
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      4.72        4.54      4.40      4.20      4.19
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                          15          13        44        26        15
-------------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES   PERIOD ENDED                                              8-31-02(1)  8-31-03   8-31-04   8-31-05   8-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 12.41     $ 12.50   $ 12.38   $ 12.75   $ 12.87
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                      0.50        0.49      0.47      0.45      0.44
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        0.08       (0.13)     0.36      0.11     (0.24)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              0.58        0.36      0.83      0.56      0.20
-------------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (0.49)      (0.48)    (0.46)    (0.44)    (0.43)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                          --          --        --        --        --(3)
-------------------------------------------------------------------------------------------------------------------------------
                                                                             (0.49)      (0.48)    (0.46)    (0.44)    (0.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 12.50     $ 12.38   $ 12.75   $ 12.87   $ 12.64
-------------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                                           4.80        2.85      6.80      4.48      1.67
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $    23     $    23   $    23   $    20   $    17
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                               1.73        1.72      1.71      1.74      1.69
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      4.02        3.83      3.70      3.50      3.49
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                          15          13        44        26        15
-------------------------------------------------------------------------------------------------------------------------------


                                                                 FUND DETAILS 31

Massachusetts Tax-Free Income Fund continued


CLASS C SHARES   PERIOD ENDED                                              8-31-02(1)  8-31-03   8-31-04   8-31-05   8-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 12.41     $ 12.50   $ 12.38   $ 12.75   $ 12.87
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                      0.50        0.48      0.47      0.45      0.44
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        0.08       (0.12)     0.36      0.11     (0.24)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              0.58        0.36      0.83      0.56      0.20
-------------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (0.49)      (0.48)    (0.46)    (0.44)    (0.43)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                          --          --        --        --        --(3)
-------------------------------------------------------------------------------------------------------------------------------
                                                                             (0.49)      (0.48)    (0.46)    (0.44)    (0.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 12.50     $ 12.38   $ 12.75   $ 12.87   $ 12.64
-------------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                                           4.80        2.85      6.80      4.48      1.67
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $     4     $     7   $     8   $     8   $    11
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                               1.73        1.72      1.71      1.74      1.69
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      4.02        3.81      3.69      3.49      3.48
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                          15          13        44        26        15
-------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective 9-1-01, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.68%, 3.98% and 3.98%, for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

(2)   Based on the average of the shares outstanding.

(3)   Capital gains distribution less than $0.01.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.


32 FUND DETAILS

New York Tax-Free Income Fund


Figures audited by PricewaterhouseCoopers.



CLASS A SHARES   PERIOD ENDED                              8-31-02(1)     8-31-03        8-31-04        8-31-05      8-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  12.57     $    12.48     $    12.10     $    12.46   $    12.61
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                      0.58           0.56           0.54           0.52         0.52
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.09)         (0.38)          0.36           0.15        (0.21)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.49           0.18           0.90           0.67         0.31
-------------------------------------------------------------------------------------------------------------------------------
Less distributions From net investment income                (0.58)         (0.56)         (0.54)         (0.52)       (0.52)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  12.48     $    12.10     $    12.46     $    12.61   $    12.40
-------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                           4.04(4)        1.43(4)        7.54(4)        5.50         2.54
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $     49     $       46     $       44     $       44   $       43
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.05           1.00           1.01           1.06         1.03
-------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.06(5)        1.02(5)        1.02(5)        1.06         1.03(5)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      4.71           4.55           4.35           4.18         4.20
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          36             17             43             25           32
-------------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES   PERIOD ENDED                                8-31-02(1)     8-31-03        8-31-04        8-31-05      8-31-06
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $    12.57     $    12.48     $    12.10     $    12.46   $    12.61
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                        0.49           0.47           0.45           0.43         0.43
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (0.09)         (0.38)          0.36           0.15        (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.40           0.09           0.81           0.58         0.22
---------------------------------------------------------------------------------------------------------------------------------
Less distributions From net investment income                  (0.49)         (0.47)         (0.45)         (0.43)       (0.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    12.48     $    12.10     $    12.46     $    12.61   $    12.40
---------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                             3.31(4)        0.72(4)        6.80(4)        4.77         1.83
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $       23     $       22     $       20     $       17   $       14
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                 1.75           1.70           1.71           1.76         1.73
---------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)               1.76(5)        1.72(5)        1.72(5)        1.76         1.73(5)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)        4.01           3.85           3.65           3.48         3.50
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                            36             17             43             25           32
---------------------------------------------------------------------------------------------------------------------------------


                                                                 FUND DETAILS 33

New York Tax-Free Income Fund continued


CLASS C SHARES   PERIOD ENDED                               8-31-02(1)     8-31-03        8-31-04        8-31-05      8-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    12.57     $    12.48     $    12.10     $    12.46   $    12.61
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                       0.49           0.47           0.45           0.43         0.43
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (0.09)         (0.38)          0.36           0.15        (0.21)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               0.40           0.09           0.81           0.58         0.22
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                                    (0.49)         (0.47)         (0.45)         (0.43)       (0.43)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $    12.48     $    12.10     $    12.46     $    12.61   $    12.40
--------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                            3.31(4)        0.72(4)        6.80(4)        4.77         1.83
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $        3     $        5     $        5     $        5   $        3
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                1.75           1.70           1.71           1.76         1.73
--------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)              1.76(5)        1.72(5)        1.72(5)        1.76         1.73(5)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets(%)        4.01           3.81           3.65           3.48         3.50
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           36             17             43             25           32
--------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective 9-1-01 the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. This change had no effect on per share amounts for the year ended 8-31-02 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.69%, 3.99% and 3.99%, for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the period shown.


34 FUND DETAILS

Tax-Free Bond Fund


Figures for the years ended 8-31-02, 8-31-03, 8-31-04 and 8-31-05 were audited by Deloitte & Touche LLP. Figures for the year ended 8-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)    8-31-04(1)    8-31-05(1)  8-31-06
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.72       $ 10.40       $  9.96       $ 10.22     $ 10.41
-------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.55          0.53          0.49          0.48        0.47
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.32)        (0.45)         0.26          0.19       (0.18)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.23          0.08          0.75          0.67        0.29
-------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.54)        (0.52)        (0.49)        (0.48)      (0.46)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain                                       (0.01)           --            --            --          --
-------------------------------------------------------------------------------------------------------------------------
                                                             (0.55)        (0.52)        (0.49)        (0.48)      (0.46)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 10.40       $  9.96       $ 10.22       $ 10.41     $ 10.24
-------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           2.33(5)       0.70(5)       7.70(5)       6.72        2.87
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $   550       $   507       $   492       $   487     $   459
-------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               0.96          0.97          0.96          0.99        0.96
-------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             0.99(6)       0.98(6)       0.97(6)       0.99        0.96
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      5.34          5.11          4.87          4.71        4.54
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          22            23            49            32          54
-------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)    8-31-04(1)   8-31-05(1)   8-31-06
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.72       $ 10.40       $  9.96       $ 10.22     $ 10.41
-------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.47          0.45          0.42          0.41        0.39
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.32)        (0.45)         0.26          0.18       (0.18)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.15          0.00          0.68          0.59        0.21
-------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.46)        (0.44)        (0.42)        (0.40)      (0.38)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain                                       (0.01)           --            --            --          --
-------------------------------------------------------------------------------------------------------------------------
                                                             (0.47)        (0.44)        (0.42)        (0.40)      (0.38)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 10.40       $  9.96       $ 10.22       $ 10.41     $ 10.24
-------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           1.57(5)      (0.05)(5)      6.89(5)       5.93        2.10
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $    60       $    49       $    39       $    32     $    21
-------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.71          1.72          1.72          1.74        1.71
-------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.75(6)       1.73(6)       1.73(6)       1.74        1.71
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      4.59          4.36          4.11          3.96        3.79
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          22            23            49            32          54
-------------------------------------------------------------------------------------------------------------------------


                                                                FUND DETAILS  35

Tax-Free Bond Fund continued


CLASS C SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)   8-31-04(1)   8-31-05(1)   8-31-06
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.72       $ 10.40       $  9.96       $ 10.22     $ 10.41
-------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.47          0.45          0.42          0.41        0.39
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.32)        (0.45)         0.26          0.18       (0.18)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.15          0.00          0.68          0.59        0.21
-------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.46)        (0.44)        (0.42)        (0.40)      (0.38)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain                                       (0.01)           --            --            --          --
-------------------------------------------------------------------------------------------------------------------------
                                                             (0.47)        (0.44)        (0.42)        (0.40)      (0.38)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 10.40       $  9.96       $ 10.22       $ 10.41     $ 10.24
-------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           1.53(5)      (0.05)(5)      6.89(5)       5.93        2.10
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $     7       $     8       $     8       $     7     $     7
-------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.75          1.72          1.71          1.74        1.71
-------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.75          1.73(6)       1.72(6)       1.74        1.71
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      4.55          4.35          4.11          3.96        3.79
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          22            23            49            32          54
-------------------------------------------------------------------------------------------------------------------------

(1)   Audited by previous auditor.

(2) As required, effective 9-1-01, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.23%, 4.48% and 4.44% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

(3)   Based on the average of the shares outstanding.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Does not take into consideration expense reductions during the period shown.


36 FUND DETAILS

--------------------------------------------------------------------------------
For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock tax-free income funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291
By EASI-Line: 1-800-338-8080
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2006 JOHN HANCOCK FUNDS, LLC TXFPN 1/07


[JOHN HANCOCK(R) LOGO]

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805
www.jhfunds.com

---------------------------------------
Now available: electronic delivery

www.jhfunds.com/edelivery
---------------------------------------

                 JOHN HANCOCK MASSACHUSETTS TAX-FREE INCOME FUND
                   JOHN HANCOCK NEW YORK TAX-FREE INCOME FUND
             (individually, the "Fund" or collectively, the "Funds")

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                                 January 1, 2007

This Statement of Additional Information provides information about the Funds in addition to the information that is contained in the combined John Hancock Tax-Free Income Funds' current Prospectus (the "Prospectus"). John Hancock Massachusetts Tax-Free Income Fund ("Massachusetts Tax-Free Income Fund") and John Hancock New York Tax-Free Income Fund ("New York Tax-Free Income Fund") are each a non-diversified series of John Hancock Tax-Exempt Series Fund (individually, the "Trust" or collectively, the "Trusts").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Funds' Annual Reports. A copy of the Prospectus or Annual Reports can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
ORGANIZATION OF THE FUND.................................................     3
INVESTMENT OBJECTIVE AND POLICIES........................................     3
INVESTMENT RESTRICTIONS..................................................    23
THOSE RESPONSIBLE FOR MANAGEMENT.........................................    25
INVESTMENT ADVISORY AND OTHER SERVICES...................................    37
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS......................    40
DISTRIBUTION CONTRACTS...................................................    44
SALES COMPENSATION.......................................................    46
NET ASSET VALUE..........................................................    51
INITIAL SALES CHARGE ON CLASS A SHARES...................................    51
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES......................    55
SPECIAL REDEMPTIONS......................................................    59
ADDITIONAL SERVICES AND PROGRAMS.........................................    59
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES..........................    60
DESCRIPTION OF THE FUNDS' SHARES.........................................    61
TAX STATUS...............................................................    62
BROKERAGE ALLOCATION.....................................................    69
TRANSFER AGENT SERVICES..................................................    73
CUSTODY OF PORTFOLIO.....................................................    73
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................    73

Appendix A - Description of Investment Risk..............................   A-1
Appendix B - Description of Bond Ratings.................................   B-1
Appendix C - Description of Equivalent Yields............................   C-1
Appendix D - Proxy Voting Summary .......................................   D-1
Appendix E - Policy Regarding Disclosure of Portfolio Holdings...........   E-1
Financial Statements ....................................................   F-1

ORGANIZATION OF THE FUNDS

The Funds are each a series of their respective Trusts, which are open-end investment management companies reorganized in July 1996 as Massachusetts business trusts under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries ("John Hancock") today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.


Manulife Financial Corporation is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$381 billion (US$341 billion) as at September 30, 2006.


Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.


The Funds are sub-advised by MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)" or the "Sub-Adviser"). Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) is a subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation. MFC Global (U.S.) is responsible for providing investment advice to the Fund subject to the review of the Trustees and the overall supervision of the Adviser.


INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. There is no assurance that the Funds will achieve their investment objectives. The investment objectives are fundamental and may only be changed with shareholder approval.


The Massachusetts Tax-Free Income Fund's objectives is to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of Massachusetts. The New York Tax-Free Income's objectives is to provide investors with current income excludable from gross income for Federal income tax purposes and exempt from the personal income tax of New York State and New York City. Each Fund seeks to provide the maximum level of tax-exempt income that is consistent with preservation of capital.


The policy of each Fund requires that under normal circumstances at least 80% of the Fund's net assets consist of Tax-Exempt Bonds is fundamental and may not be changed by the Trustees without shareholder approval.

As required by SEC Rule 35d-1, the following fundamental investment policy has been added: Each Fund normally invests at least 80% of its Assets in securities of any maturity exempt from federal and Massachusetts or New York personal income taxes. "Assets" is defined as net assets plus the amount of any borrowings for investment purposes.

Non-Diversification. The Funds have registered as "non-diversified" investment companies, permitting the Sub-Adviser to invest more than 5% of the assets of each Fund in the obligations of any one issuer. Since a relatively high percentage of each Fund's assets may be invested in the obligations of a limited number of issuers, the value of each Fund's shares may be more susceptible to any single economic, political or regulatory event than the shares of a diversified investment company.

Additional Risks. Securities in which the Funds may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or, as the case may be, the Massachusetts or New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due principal of and interest on their tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress which would adversely affect the Federal income tax consequences of holding tax-exempt securities. Federal tax legislation enacted primarily during the 1980's limits the types and amounts of tax-exempt securities issuable for certain purposes, especially industrial development bonds and other types of "private activity" bonds. Such limits may affect the future supply and yields of these types of tax-exempt securities. Further proposals limiting the issuance of tax-exempt securities may well be introduced in the future. If it appeared that the availability of tax-exempt securities for investment by the Funds and the value of the Funds' investments could be materially affected by such changes in law, the Trustees would reevaluate each Fund's investment objective and policies and consider changes in the structure of the Fund or its dissolution.

All of the investments of the Funds will be made in:

      (1) tax-exempt securities which at the time of purchase are rated BB or better by Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Services, Inc. ("Fitch") or Ba by Moody's Investors Service, Inc. ("Moody's"). Alternatively, the bonds may be unrated but considered by the Adviser to be of comparable quality. Not more than one-third of the Fund's total assets will be invested in Tax-Exempt Bonds rated lower than A or determined to be of comparable quality.

      (2) Notes of issuers having an issue of outstanding tax-exempt securities rated at least A by S&P, Moody's or by Fitch, or notes which are guaranteed by the U.S. Government or rated MIG-1 or MIG-2 by Moody's, or unrated notes which are determined to be of comparable quality by the Adviser.

      (3) Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the credit of the particular Federal agency or instrumentality.

      (4) Commercial paper which is rated A-1 or A-2 by S&P, P-1 or P-2 by Moody's, or at least F-1 by Fitch, or which is not rated, but is considered by the Adviser to be of comparable quality; obligations of banks with $1 billion of assets and cash equivalents, including certificates of deposit, bankers acceptances and repurchase agreements. Ratings of A-2 or P-2 on commercial paper indicate a strong capacity for timely payment, although the relative degree of safety is not as high as for issuers designated A-1 or P-1. Appendix B contains further information about ratings.

Tax-Exempt Securities. These are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is excludable from gross income for Federal income tax purposes, without regard to whether the interest income thereon is exempt from the personal income tax of any state.

Tax-exempt securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which tax-exempt securities may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses.

In addition, certain types of "private activity bonds" may be issued by public authorities to finance privately operated housing facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal or student loans, or to obtain funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such private activity bonds are included within the term tax-exempt securities if the interest paid thereon is excluded from gross income for Federal income tax purposes.

The interest income on certain private activity bonds (including the Fund's distributions to its shareholders attributable to such interest) may be treated as a tax preference item under the Federal alternative minimum tax. The Funds will not include tax-exempt securities generating this income for purposes of measuring compliance with the 80% fundamental investment policy described in the Prospectus.

Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may also constitute tax-exempt securities, but current Federal tax law places substantial limitations on the size of such issues.

Yields. The yields or returns on tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of various tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, tax-exempt securities with the same maturity and interest rate with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities, the portfolio manager of each Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund may invest in debt securities which sell at substantial discounts from par.

These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Municipal Bonds. Municipal bonds generally are classified as either general obligation bonds or revenue bonds. General obligation bonds are backed by the credit of an issuer having taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation of the issuer's legislative body. Revenue bonds, by contrast, are payable only from the revenues derived from a particular project, facility or a specific revenue source. They are not generally payable from the unrestricted revenues of the issuer.

"Moral Obligation" Bonds. The Funds do not currently intend to invest in so-called "moral obligation" bonds, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by each Fund. With "moral obligation" bonds, repayment is backed by a moral commitment of an entity other than the issuer.

Tax-Exempt Notes. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

Project Notes. Project notes are backed by an agreement between a local issuing agency and the Federal Department of Housing and Urban Development ("HUD") and carry a United States Government guarantee. These notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and urban renewal programs). Although they are the primary obligations of the local public housing agencies or local urban renewal agencies, the HUD agreement provides for the additional security of the full faith and credit of the United States Government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from Project Notes.

Tax-Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are specifically payable from these particular future tax revenues.

Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of specific types of revenue, other than taxes, such as federal revenues available under Federal Revenue Sharing Programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds for the repayment of the notes.

Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by the commitments of banks to purchase the loan.

Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax- exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Ratings As Investment Criteria.


Lower Rated High Yield "High Risk" Debt Obligations. The Funds may invest in high yielding, fixed income securities rated below Baa by Moody's or BBB by S&P or Fitch or which are unrated but are considered by the Sub-Adviser to be of comparable quality. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Bonds rated BB or Ba are generally referred to as junk bonds. See "Appendix B" attached hereto.

The values of lower-rated securities and those which are unrated but which are considered by the Sub-Adviser to be of comparable quality generally fluctuate more than those of high-rated securities. These securities involve greater price volatility and risk of loss of principal and income. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower-rated securities generally respond to short-term market developments to a greater extent than for higher rated securities, because these developments are perceived to have a more direct relationship to the issuer's ability to meet its ongoing debt obligations. Although the Sub-Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Sub-Adviser will be successful in limiting the Funds' exposure to the risks associated with lower rated securities. Because the Funds invest in securities in the lower rated categories, the achievement of each Fund's goals is more dependent on the Sub-Adviser's ability than would be the case if the Funds were investing in securities in the higher rated categories.


Ratings. Ratings for Bonds issued by various jurisdictions are noted herein. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. Any downward revision or withdrawal of a rating could have an adverse effect on the market prices of any of the bonds described herein.


Restricted Securities. The Funds may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Funds if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Participation Interests. The Funds may invest in Certificates of Participation (COP's which provide participation interests in lease revenues. Each COP represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Typically municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Participation interests in municipal lease obligations will not be considered illiquid for purposes of each Fund's 15% limitation on illiquid securities provided the Adviser determines that there is a readily available market for such securities.


In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the Adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Adviser.

Repurchase Agreements. The Funds may enter into repurchase agreements for the purpose of realizing additional (taxable) income. In a repurchase agreement a Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.


The Funds have established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds' custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Funds could experience delays in liquidating the underlying securities during the period in which the Funds seek to enforce its rights thereto, possible subnormal levels of income and a decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. Each Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Funds. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Funds with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Funds will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because they will reacquire those securities upon effecting their repurchase. The Funds will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. To minimize various risks associated with reverse repurchase agreements, the Funds will establish separate accounts consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Funds will not purchase additional securities while all borrowings are outstanding. The Funds will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.


Options on Securities and Securities Indices. The Funds may purchase and write
(sell) call and put options on any securities in which it may invest on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the over-the-counter market. The Funds may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Funds obligates the Funds to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Funds obligates the Funds to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Funds of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Funds of the opportunity to profit from a decrease in the market price of the securities to be acquired for their portfolios.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Funds may terminate their obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

Purchasing Options. The Funds would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Funds may also sell call and put options to close out their purchased options.

The purchase of a call option would entitle the Funds, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Funds would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Funds would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Funds, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Funds' portfolio securities. Put options may also be purchased by the Funds for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Funds would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Funds' portfolio securities. Under certain circumstances, the Funds may not be treated as the tax owner of a security if the Funds have purchased a put option on the same security. If this occurred, the interest on the security would be taxable.

The Funds' options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Funds are unable to effect a closing purchase transaction with respect to covered options they have written, the Funds will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Funds are unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Funds' ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates and securities prices, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Funds may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities, securities indices, and any other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Funds may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies with Future Contracts. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Funds propose to acquire. When securities prices are falling, the Funds can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Funds, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Each Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of each Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Funds or securities with characteristics similar to those of each Fund's portfolio securities.

If, in the opinion of the Sub-Adviser, there is a sufficient degree of correlation between price trends for the Funds' portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Funds' portfolio securities.


When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Funds' portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Funds may take a "long" position by purchasing futures contracts. This would be done, for example, when the Funds anticipate the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Funds may also purchase futures contracts as a substitute for transactions in securities to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. The Funds may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Funds obtain the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Funds' assets. By writing a call option, the Funds become obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Funds intend to purchase. However, the Funds becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Funds in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. Each Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Funds will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Funds are using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Funds own or futures contracts will be purchased to protect the Funds against an increase in the price of securities they intend to purchase. The Funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Funds or securities or instruments which they expect to purchase. As evidence of their hedging intent, the Funds expect that on 75% or more of the occasions on which they take a long futures or option position (involving the purchase of futures contracts), the Funds will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Funds to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Funds engage in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of each Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities, require the Funds to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in poorer overall performances for the Funds than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Funds' futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Funds may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Funds from closing out positions and limiting their losses.

Structured or Hybrid Notes. Each Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Indexed Securities. Each Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in a relation to one or more interest rates, financial indices, or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market charges in interest rates or other reference prices.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters and other leveraged floating rate instruments. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Derivative debt securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs") and certain residual or support branches of index amortizing notes. Index amortizing notes are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When each Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Funds enter into an agreement to purchase securities on a when-issued or forward commitment basis, the Funds will segregate in a separate account cash or liquid securities equal in value to the respective Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Funds may enter into offsetting contracts for the forward sale of other securities that it owns.

Swaps, Caps, Floors and Collars. As one way of managing their exposure to different types of investments, the Funds may enter into interest rate swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Funds' investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Funds' investments and their share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Funds will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Funds' obligations over their entitlements with respect to swap, cap, collar or floor transactions.

Lending of Securities. For purposes of realizing additional (taxable) income, the Funds may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Funds may reinvest any cash collateral in short-term securities and money market funds. When the Funds lend portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Funds may incur a loss or, in the event of the borrower's bankruptcy, the Funds may be delayed in or prevented from liquidating the collateral.

It is a fundamental policy of each Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Short-Term Trading and Portfolio Turnover. The Funds may attempt to maximize current income through short-term portfolio trading. This will involve selling portfolio instruments and purchasing different instruments to take advantage of yield disparities in different segments of the market for government obligations. Short- term trading may have the effect of increasing portfolio turnover rate. The portfolio turnover rate for a Fund is calculated by dividing the lower of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities whose maturities at the time of acquisition were 1 year or less) by the monthly average value of the securities in the Fund during the year. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Funds' portfolio turnover rates are set forth in the table under the caption "Financial Highlights" in the Prospectus.

SPECIAL RISKS


The following information as to certain special risks associated with investing in Massachusetts or New York constitutes only a brief summary and does not purport to be a complete description of the considerations associated with such investments. The information is based in part on information from official statements related to securities offerings of Massachusetts or New York issuers and is believed to be accurate.


MASSACHUSETTS TAX-EXEMPT BONDS

OVERVIEW

While the improving revenue picture of the past year has improved the Commonwealth's fiscal picture, Massachusetts has not yet resolved the mismatch between spending and revenues that has plagued the state's finances since the onset of the fiscal crisis in the fall of 2001. Despite a series of emergency actions over the last three years - including major tax and fee increases, the draining of reserves and almost $3 billion of spending cuts - the state still faces a structural deficit of more than $568 million in fiscal 2006. If the state should experience a slowing economy, it is likely that spending cuts would inevitably be required to keep the state's budget on a sound footing.

Even with the increases in tax revenues in fiscal 2005, tax collections for the year were still 2% below peak levels in 2001, before the fiscal crisis began.

Between 2001 and 2004, the Commonwealth lost nearly 4.4% of total non-farm employment, and nearly 20% of its manufacturing jobs. Year over Year, employment growth is down in most sectors, although unemployment fell to 4.2% in August 2005, below the national rate of 4.9% for the same period. Debt load remains heavy, despite the recent financial restructurings mentioned above. Current net tax-supported debt is $21.6 billion, or @8.5% of total personal income. The implementation of dedicated tax revenue streams to support future MBTA and MSBA financing needs removes large future revenue and debt obligations from the Commonwealth's books. Reserve Funds have been rebuilt to acceptable levels, and recent economic statistics indicate that the state has continued to show improved job growth and income levels. In summary, the state has managed successfully through a period of declining revenues, and has re-established fiscal stability.

The state remains challenged by its high overall debt burden (debt per capita and debt to income are among the highest in the nation). In addition, unfunded pension liabilities remain large ($12.1 billion) and are not scheduled to be fully funded until 2023. While recent investment performance has improved, such liabilities will remain vulnerable to future dips in pension fund performance. Rising healthcare costs, public safety costs and possible costs to repair leaks in the Central Artery project all remain part of the state's fiscal challenges.

The Commonwealth is currently rated Aa2 by Moody's Investor Services; AA- by Standard & Poor's and AA- by Fitch Ratings, with its outlook described as STABLE.


RECENT DEVELOPMENTS

Election of Constitutional Officers

On November 7, 2006 Deval L. Patrick was elected Governor of Massachusetts, to succeed Governor Mitt Romney. Timothy P. Murray and Martha Coakley were elected Lieutenant Governor and Attorney General, respectively; and William F. Galvin, Timothy P. Cahill and A.

Joseph DeNucci were re-elected to the offices of Secretary, Treasurer and Receiver-General and Auditor. Each of the newly elected and re-elected constitutional officers of the Commonwealth will begin four-year terms on January 4, 2007.

Health Insurance Legislation

In October 2005, the federal Centers for Medicare and Medicaid Services (CMS) notified the Commonwealth that a federally approved plan for reducing the number of uninsured individuals in the Commonwealth needed to be in place by July 1, 2006 in order for federal funding associated with the Safety Net Care Pool
(SNCP) to be made available to the Commonwealth for fiscal 2007 and beyond. CMS indicated that the purpose of the SNCP funds is to reduce the level of uninsured persons in Massachusetts through mechanisms other than the Medicaid program. On April 12, 2006, Governor Romney signed into law "An Act Providing Access to Affordable, Quality, Accountable Health Care"to reduce the level of uninsured persons in Massachusetts. On July 27, 2006, CMS formally approved a waiver amendment incorporating the health care reform law into the Commonwealth's 1115 Demonstration Waiver. CMS approval secures $385 million of formerly at risk federal Medicaid revenue for each of fiscal 2006, 2007 and 2008. The approval contained one condition requiring amendment of legislative language regarding certain hospital payments. The Legislature has since made this correction in legislation signed by Governor Romney on October 26, 2006. For fiscal 2006, the legislation appropriated or transferred from the General Fund $60.0 million to fund this initiative. For fiscal 2007 the legislation is projected to result in a total of $1.682 billion in spending in categories of activity affected by the legislation. Net cost to the Commonwealth (after accounting for federal reimbursement) is projected to be approximately $274.3 million in fiscal 2007, an increase of $273.3 million from fiscal 2006

Fiscal 2007

To date, appropriations for fiscal 2007 total $25.704 billion. The fiscal 2007 General Appropriation Act (GAA) provided for $25.676 billion in budgetary spending. Appropriations totaling $919.4 million in fiscal 2006 were authorized as prior appropriations continued (PAC's) allowing these funds to be spent in fiscal 2007. In addition to this spending in the budgeted operating funds, the Commonwealth has significant "offbudget" expenditures in fiscal 2007 in the amounts of dedicated sales taxes transferred to the MBTA and MSBA, projected to be in the amounts of $734.0 million and $557.4 million, respectively, and $288.5 million of off-budget expenditures in the Medicaid program. A number of supplemental budgetary appropriation bills have been filed.

General Appropriation Act. On July 8, 2006, the Governor signed the GAA for fiscal 2007. The budget as signed included $25.249 billion in spending, reflecting $458.6 million in line item reductions and $118 million in reductions to transfers from the General Fund. The Legislature has subsequently overridden $427.0 million of the Governor's line item vetoes, bringing the total value of the GAA to $25.676 billion. The Legislature also overrode all of the vetoes of transfers from the General Fund. The conference budget directed the transfer of $550.0 million from the Commonwealth Stabilization Fund to the General Fund to support the appropriated spending.

The Governor vetoed $576.6 million in appropriations and transfers. He also vetoed the transfer from the Stabilization Fund, as rainy day funds were not necessary at the reduced spending level. The Legislature overrode many of the line item and transfer vetoes as discussed above. To date the Stabilization Fund transfer veto has not been overridden. On October 5, 2006 the Governor vetoed provisions of a supplemental appropriations bill that would have transferred $450 million from the Stabilization Fund to the General Fund. On November 10, 2006, the Governor, pursuant to Section 9C of Chapter 29 of Massachusetts General Laws, decreased fiscal 2007 spending authorizations (called allotments) by $425.0 million. These reductions included many items previously vetoed by the Governor, as well as broad-based decrease of one percent of most appropriations in executive branch agencies under the control of the Governor. Chapter 29,
Section 9C requires that if the Secretary of Administration and Finance determines that available revenues will be insufficient to meet all of the expenditures authorized to be made from any fund, the Governor shall reduce allotments accordingly, propose to the Legislature the raising of sufficient additional revenue, or recommend an appropriation from the Stabilization Fund. With the spending reductions ordered by the Governor, the Executive Office for Administration and Finance projects that fiscal 2007 revenue will be sufficient to meet budgeted expenditures.

Supplemental Appropriation. On July 13, 2006, the Governor proposed, and on July 14, 2006, the Governor signed into law a bill that provides a $20 million supplemental appropriation to fund a review of tunnel portions of the Central Artery/Tunnel Project. The appropriation was made in connection with other parts of the act that granted the Governor authority over safety inspections and reopening of Central Artery/Tunnel components that were closed subsequent to the July 2006 ceiling panel collapse in the Ted Williams connector tunnel. See "COMMONWEALTH CAPITAL ASSET INVESTMENT PLAN--Central Artery/Tunnel Project." On July 11, 2006, legislation became law without the Governor's signature directing the transfer of $30.0 million to the Brownfields Redevelopment Fund.

Tobacco Master Settlement Agreement Revenue. On September 7, 2006, the Executive Office for Administration and Finance received details from the Attorney General's office on the potential Non-Participating Manufacturers (NPM) adjustment to the fiscal 2007 tobacco settlement payment, which would reduce the projected April 2007 payment by $42.9 million. Nevertheless, the Commonwealth is still actively pursuing litigation to secure its right to receive the full amount of the April payment. The fiscal 2007 financial tables in this Supplement conservatively reflect the impact of the entire $42.9 million payment reduction.

Tax Revenue Estimate Update. On October 24, 2006, as a result of a periodic review required by state law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2007 by $202.0 million to $19.132 billion. The update also included the initial projection for fiscal 2008 revenues of $19.705 billion. See "Fiscal 2007 Tax Revenues" for additional detail.

Possible Transfer of Western Turnpike to the Commonwealth. On October 18, 2006, the Board of Directors of the Massachusetts Turnpike Authority voted, subject to "the full review and due diligence of all legal, financial and maintenance issues and requirements," to "adopt in principle" the recommendation of a task force that tolls on the Western Turnpike be terminated by June 30,

2007. Achieving this goal would require repayment of outstanding debt of the Turnpike Authority secured by Western Turnpike revenues and transfer of the Western Turnpike to the Commonwealth pursuant to Section 26 of Chapter 81A of the General Laws upon determination by the Commonwealth that the Western Turnpike is in good condition and repair. The feasibility of this course of action, remains under review. After the transfer of the Western Turnpike to the Commonwealth, the state would, beginning in fiscal 2008, assume the cost of operating and maintaining the road. Initial annual budgetary operating costs are preliminarily estimated at up to $30 million and initial annual capital costs are preliminarily estimated at somewhat in excess of $50 million by the state highway department. The estimate of capital costs does not include the costs of removing the toll booths and making safety improvements to ramps leading to and from the turnpike.


Fiscal 2006




As of June 30, 2006, the Commonwealth ended fiscal 2006 with a surplus of $261.0 million. Per state finance law, this consolidated net surplus was deposited in the Stabilization Fund. In addition, as required by state law, one-half of one percent of current year tax revenues, or $93.0 million, was also transferred to the Stabilization Fund. For fiscal 2006, the Commonwealth's audited financial statements report a year-end balance in the Stabilization Fund of $2.155 billion. The balance reflects the two deposits identified above, as well as $72.3 million of investment earnings and additional taxes deposited into the fund. The year closed with additional reserved fund balances of $947.2 million and undesignated fund balances of $106.2 million. The total fund balance in the budgeted operating funds was $3.208 billion.

2006 Supplemental Appropriations. On July 21, 2006 the Governor signed $34.0 million in supplemental appropriations to fund the redevelopment of a site at the former Fort Devens military base to support the building of a new Bristol-Myers Squibb manufacturing facility. On July 28, 2006, the Governor signed into law an additional fiscal 2006 supplemental appropriations bill., after vetoing $56.2 million of the $183.9 million of proposed spending; the Legislature has subsequently overridden all of the vetoes. On August 2, 2006, the Governor signed legislation designed to streamline the permitting processes in the Commonwealth. The legislation included $4.0 million in supplemental appropriations, and a $1.9 million transfer to the District Local Technical Assistance Fund, to support these reforms. On September 14, 2006, the Governor filed supplemental appropriations totaling $5.0 million to purchase bulletproof vests for municipal police and state police officers. On October 5, 2006, the Governor signed legislation, which included $87.5 million in fiscal 2006 supplemental appropriations. All of the appropriations are authorized for expenditure through June 30, 2007. In addition, the legislation extends $10.6 million in existing fiscal 2006 appropriations for expenditure through June 30, 2007. The Governor vetoed a proposed draw of $450 million from the Commonwealth's Stabilization Fund.

Tax Revenue Limitations. Actual state tax revenue for fiscal 2006 exceeded the permissible state tax revenue limit set by Chapter 62F by $52.1 million. Pursuant to law, that amount is diverted from the General Fund to the temporary holding account, and subject to any adjustment upon audit of the revenue amounts, the balance in the temporary holding account ultimately is transferred to the Stabilization Fund and the General Fund.

Fiscal 2005

Fiscal 2005 is estimated to end with an operating deficit of $49 million after supplemental appropriations. Tax Revenues were up 7.4% over Fiscal 2004. However, even with the economic strength, Tax Revenues are still below the pre-recession peak, in Fiscal 2001. The state expects to add $370 million to the Budget Stabilization Fund, which will provide a safety net of approximately 9.4% of tax revenues. Fiscal 2005 will mark the fourth straight year that the Commonwealth's revenue base was insufficient to support the ongoing costs of state programs and services, however, the gap has clearly narrowed substantially. In Fiscal 2005, the State balanced the budget with approximately $640 million in non-recurring revenues.

NEW YORK



The following information as to certain special risks associated with investing in New York constitutes only a brief summary and does not purport to be a complete description of the considerations associated with such investments. The information is based in part on information from official statements related to securities offerings of New York issuers and is believed to be accurate.

The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State (the "State" or "New York State") certain of its authorities and New York City (the "City" or "New York City") as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee of pledge provided by the State. It should also be noted that the fiscal stability of New York State is related to the fiscal stability of New York City and of the State's Authorities. New York State's experience has been that if New York City or any other major political subdivision or any of the State's Authorities suffers serious financial difficulty, the ability of New York State, New York State's political subdivisions (including New York City) and the State's Authorities to obtain financing in the public credit markets is adversely affected. This results in part from the expectation that to the extent that any Authority or local government experiences financial difficulty, it will seek and receive New York State financial assistance. Moreover, New York City accounts for approximately 40% of New York State's population and tax receipts, so New York City's financial integrity in particular affects New York State directly. Accordingly, if there should be a default by New York City or any other major political subdivision or any of the State's Authorities, the market value and marketability of all New York Tax-Exempt Bonds issued by New York State, its political subdivisions and Authorities ("New York Tax-Exempt Bonds") could be adversely affected. This would have an adverse effect on the asset value and liquidity of the Fund, even though securities of the defaulting entity may not be held by the Fund.

Authorities The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and Authorities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to New York State. Authorities may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls, mass transportation and rentals for dormitory rooms and housing. In recent years, however, New York has provided financial assistance through appropriations, in some cases of a recurring nature, to certain Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This assistance is expected to continue to be required in future years. Failure of New York to appropriate necessary amounts or to take other action to permit the Authorities to meet their obligations could result in a default by one or more of the Authorities. If a default were to occur, it would likely have a significant adverse effect on the market price of obligations of the State and its Authorities.

Agencies and Localities Beginning in 1975 (in part as a result of the then current New York City and UDC financial crises), various localities of New York State began experiencing difficulty in marketing their securities. As a result, certain localities, in addition to New York City, have experienced financial difficulties leading to requests for State assistance. If future financial difficulties cause agencies or localities to seek special State assistance, this could adversely affect New York State's ability to pay its obligations. Similarly, if financial difficulties of New York State result in New York City's inability to meet its regular aid commitments or to provide further emergency financing, issuers may default on their outstanding obligations, which would affect the marketability of debt obligations of New York, its agencies and municipalities such as the New York Municipal Obligations held by the Fund.

Reductions in Federal spending could materially and adversely affect the financial condition and budget projections of New York State's localities. Should localities be adversely affected by Federal cutbacks, they may seek additional assistance from the State which might, in turn, have an adverse impact on New York State's ability to maintain a balanced budget.

Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance. To the extent the State is constrained by its financial condition, State assistance to localities may be further reduced, compounding the serious fiscal constraints already experienced by many local governments. Localities also face anticipated and potential problems resulting from pending litigation (including challenges to local property tax assessments), judicial decisions and socio-economic trends.

Certain counties and other local governments have encountered significant financial difficulties, including Nassau County and Suffolk County (which each received approval by the legislature to issue deficit notes). The State has imposed financial control on the City of New York from 1977 to 1986 and on the City of Yonkers in 1984, 1988 and 1989, and the City of Troy commencing in 1995, under an appointed control board in response to fiscal crises encountered by these municipalities.

New York State Economy


Election of Constitutional Officers

On November 7, 2006 Eliot Spitzer was elected Governor of New York to succeed Governor George E. Pataki. Governor Elect Spitzer will take office in January, 2007.


World Trade Center Attack

On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery, clean up and repair efforts have resulted in substantial expenditures. The City has been largely reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. In addition, the State authorized the New York City Transitional Finance Authority ("TFA") to have outstanding $2.5 billion of bonds and notes ("Recovery Bonds") to pay costs related to or arising from the September 11 attack ("Recovery Costs"), of which the TFA currently has outstanding approximately $2 billion. It is not possible to quantify at present with any certainty the long-term impact of the September 11 attack on the City and its economy.

The State


The State updated its General Fund Financial Plan for 2006-07 as of November 6, 2006 and projects a $1.1 billion General Fund Surplus in the current fiscal year with outyear gaps of $2.4 billion in 2007-08 and $4.5 billion in 2008-09 assuming no budgetary realignments in the interim.

Since the July Update Financial Plan, estimated All Governmental Funds2 receipts have been adjusted upward by roughly $1.1 billion primarily in the personal income tax (PIT), business taxes, and miscellaneous receipts, reflecting an increase in estimated PIT payments, and audit collections, as well as a payment from New York City that is subject to ongoing negotiations. All Funds spending projections for 2006-07 have increased by roughly $400 million. General reserves have increased by $1.1 billion consistent with the projected surplus for 2006-07. Projected year-end General Fund reserves consist of $1.0 billion from the estimated 2006-07 surplus, $1.0 billion in the Rainy Day Reserve after a planned deposit of $81 million, which is available only for unforeseen shortfalls after the beginning of the fiscal year, and $787 million available in a spending stabilization reserve. Reserves set aside for designated purposes are projected to decline by $250 million from the July Update Financial Plan. The change reflects the use of the Debt Reduction Reserve Fund, as expected, to reduce outyear debt service costs by $380 million.

The economic forecast is relatively unchanged from the July Update Financial Plan. Real U.S. Gross Domestic Product of 3.5 percent is now forecast for 2006, with the economy expected to lose considerable momentum over the course of the year. Growth of 2.7 percent is projected for 2007, with rates of economic expansion that are slightly below the nation's long-term trend rate projected for much of the forecast horizon. State debt outstanding is projected to total $48.8 billion at the end of 2006-07, with debt service equal to roughly 4.4 percent of All Funds receipts. The decline of $2.2 billion from the July Update Financial Plan reflects delays in the timing of bond sales.

On a Generally Accepted Accounting Principles (GAAP) basis, the State expects to end 2006-07 with an accumulated General Fund surplus of roughly $1.4 billion, an increase of $800 million from the July Update Financial Plan primarily due to the projected cash-basis surplus.

Portfolio Holdings Dissemination Policy. A description of the Fund's portfolio holding policy is attached to this Statement of Additional Information as Appendix E.

INVESTMENT RESTRICTIONS:


Fundamental Investment Restrictions. The fundamental investment restrictions will not be changed for the Funds without the approval of a majority of the respective Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the respective Fund's shares represented at a meeting if more than 50% of the respective Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the respective Fund's outstanding shares.


Each Fund may not:

      (1)   Issue senior securities, except as permitted by paragraphs (2) and
            (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

      (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not purchase securities while borrowings are outstanding.

      (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 10% of the Fund's total assets taken at market value.

      (4) Act as an underwriter, except to the extent that in connection with the disposition of Fund securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund may also participate as part of a group in bidding for the purchase of Tax- Exempt Bonds directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.

      (5) Purchase or sell real estate or any interest therein, but this restriction shall not prevent the Fund from investing in Tax-Exempt Bonds secured by real estate or interests therein.

      (6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies in an amount up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      (7) Purchase or sell commodities or commodity contracts or puts, calls or combinations of both, except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. (Tax- Exempt Bonds and securities issued or guaranteed by the United States Government and its agencies and instrumentalities are not subject to this limitation.)

      (9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval:

Each Fund may not:

      (1) Except as permitted by fundamental investment restriction (4) above, participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable Fund securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

      (2) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the Funds have the right to obtain securities equivalent in kind and amount to the securities sold short and, if the right is conditional, the sale is made upon the same conditions, except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

      (3) Purchase a security if, as a result, (i) more than 10% of the Funds' total assets would be invested in the securities of other investment companies, (ii) the Funds would hold more than 3% of the total outstanding voting securities of any one investment company, or
            (iii) more than 5% of the Funds' total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Funds in connection with lending the Funds' portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Funds may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

      (4)   invest more than 15% of its net assets in illiquid securities.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of each Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Funds is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Funds are also officers or Directors of the Adviser, or officers and Directors of the Funds' principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds" or the "Distributor").


-----------------------------------------------------------------------------------------------------------------
                                                                                                   Number of John
                          Position(s)   Trustee/                                                   Hancock Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other              Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years              Trustee
-----------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------
Ronald R. Dion            Chairman      2005        Chairman and Chief Executive Officer, R.M.     53
Born: 1946                and Trustee               Bradley & Co., Inc.; Director, The New
                                        1998        England Council and Massachusetts
                                                    Roundtable; Trustee, North Shore Medical
                                                    Center; Director, Boston Stock Exchange;
                                                    Director, BJ's Wholesale Club, Inc. and a
                                                    corporator of the Eastern Bank; Trustee,
                                                    Emmanuel College; Director, Boston
                                                    Municipal Research Bureau; Member of the
                                                    Advisory Board, Carroll Graduate School of
                                                    Management at Boston College.

-----------------------------------------------------------------------------------------------------------------
James F. Carlin           Trustee       2005        Director and Treasurer, Alpha Analytical       53
Born: 1940                                          Laboratories (chemical analysis) (since
                                                    1985); Part Owner and Treasurer, Lawrence
                                                    Carlin Insurance Agency, Inc. (since 1995);
                                                    Part Owner and Vice President, Mone Lawrence
                                                    Carlin Insurance Agency, Inc. (until 2005);
                                                    Director/Treasurer, Rizzo Associates
                                                    (engineering) (until 2000); Chairman and
                                                    CEO, Carlin Consolidated, Inc.
                                                    (management/investments) (since 1987);
                                                    Director/Partner, Proctor Carlin & Co., Inc.
                                                    (until 1999); Trustee, Massachusetts Health
                                                    and Education Tax Exempt Trust (since 1993);
                                                    Director of the following: Uno Restaurant
                                                    Corp. (until 2001), Arbella Mutual
                                                    (insurance) (until 2000), HealthPlan
                                                    Services, Inc. (until 1999), Flagship
                                                    Healthcare, Inc. (until 1999), Carlin
                                                    Insurance Agency, Inc. (until 1999);
                                                    Chairman, Massachusetts Board of Higher
                                                    Education (until 1999)

-----------------------------------------------------------------------------------------------------------------


(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


-----------------------------------------------------------------------------------------------------------------
                                                                                                   Number of John
                          Position(s)   Trustee/                                                   Hancock Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other              Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years              Trustee
-----------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.   Trustee       1987        President and Chief Executive Officer,         53
Born: 1935                                          Brookline Bancorp, Inc. (lending) (since
                                                    1972); Chairman and Director, Lumber
                                                    Insurance Co. (insurance) (until 2000);
                                                    Chairman and Director, Northeast Retirement
                                                    Services, Inc. (retirement administration)
                                                    (since 1998). Vice Chairman, Northeastern
                                                    University Board of Trustees (since 2004).

-----------------------------------------------------------------------------------------------------------------
William H. Cunningham     Trustee       2005        Former Chancellor, University of Texas         160
Born: 1944                                          System and former President of the
                                                    University of Texas, Austin, Texas; Chairman
                                                    and CEO, IBT Technologies (until 2001);
                                                    Director of the following: Hire.com
                                                    (until 2004), STC Broadcasting, Inc. and
                                                    Sunrise Television Corp. (until 2001),
                                                    Symtx, Inc.(electronic manufacturing) (since
                                                    2001), Adorno/Rogers Technology, Inc. (until
                                                    2004), Pinnacle Foods Corporation (until
                                                    2003), rateGenius (until 2003), Lincoln
                                                    National Corporation (insurance) (since
                                                    2006), Jefferson-Pilot Corporation
                                                    (diversified life insurance company)
                                                    (until 2006), New Century Equity Holdings
                                                    (formerly Billing Concepts) (until 2001),
                                                    eCertain (until 2001), ClassMap.com
                                                    (until 2001), Agile Ventures (until 2001),
                                                    AskRed.com (until 2001), Southwest Airlines,
                                                    Introgen and Viasystems Group, Inc.
                                                    (electronic manufacturer) (until 2003);
                                                    Advisory Director, Interactive Bridge, Inc.
                                                    (college fundraising) (until 2001); Advisory
                                                    Director, Q Investments (until 2003);
                                                    Advisory Director, JP Morgan Chase Bank
                                                    (formerly Texas Commerce Bank - Austin),
                                                    LIN Television (since 2002), WilTel
                                                    Communications (until 2003) and Hayes
                                                    Lemmerz International, Inc. (diversified
                                                    automotive parts supply company) (since
                                                    2003).

-----------------------------------------------------------------------------------------------------------------


(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


-----------------------------------------------------------------------------------------------------------------
                                                                                                   Number of John
                          Position(s)   Trustee/                                                   Hancock Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other              Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years              Trustee
-----------------------------------------------------------------------------------------------------------------
Charles L. Ladner         Trustee       2004        Chairman and Trustee, Dunwoody Village,        160
Born: 1938                                          Inc. (retirement services) (until 2003);
                                                    Senior Vice President and Chief Financial
                                                    Officer, UGI Corporation (public utility
                                                    holding company) (retired 1998); Vice
                                                    President and Director for AmeriGas, Inc.
                                                    (retired 1998); Director of AmeriGas
                                                    Partners, L.P.(gas distribution) (until
                                                    1997); Director, EnergyNorth, Inc. (until
                                                    1995); Director, Parks and History
                                                    Association (until 2007).

-----------------------------------------------------------------------------------------------------------------
John A. Moore             Trustee       1996        President and Chief Executive Officer,         53
Born: 1939                                          Institute for Evaluating Health Risks,
                                                    (nonprofit institution) (until 2001); Senior
                                                    Scientist, Sciences International (health
                                                    research) (until 2003); Former Assistant
                                                    Administrator & Deputy Administrator,
                                                    Environmental Protection Agency; Principal,
                                                    Hollyhouse (consulting)(since 2000);
                                                    Director, CIIT Center for Health Science
                                                    Research (nonprofit research) (since 2002).

-----------------------------------------------------------------------------------------------------------------


(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


-----------------------------------------------------------------------------------------------------------------
                                                                                                   Number of John
                          Position(s)   Trustee/                                                   Hancock Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other              Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years              Trustee
-----------------------------------------------------------------------------------------------------------------
Patti McGill Peterson     Trustee       1996        Executive Director, Council for                53
Born: 1943                                          International Exchange of Scholars and
                                                    Vice President, Institute of International
                                                    Education (since 1998); Senior Fellow,
                                                    Cornell Institute of Public Affairs,
                                                    Cornell University (until 1998); Former
                                                    President of Wells College and St. Lawrence
                                                    University; Director, Niagara Mohawk Power
                                                    Corporation (until 2003); Director, Ford
                                                    Foundation, International Fellowships
                                                    Program (since 2002); Director, Lois Roth
                                                    Endowment (since 2002); Director, Council
                                                    for International Exchange (since 2003).

-----------------------------------------------------------------------------------------------------------------
Steven R. Pruchansky      Trustee       2005        Chairman and Chief Executive Officer,          53
Born: 1944                                          Greenscapes of Southwest Florida, Inc.
                                                    (since 2000); Director and President,
                                                    Greenscapes of Southwest Florida, Inc.
                                                    (until 2000); Managing Director,
                                                    JonJames, LLC (real estate) (since
                                                    2001); Director, First Signature Bank &
                                                    Trust Company (until 1991); Director,
                                                    Mast Realty Trust (until 1994);
                                                    President, Maxwell Building Corp.
                                                    (until 1991).

-----------------------------------------------------------------------------------------------------------------
Non-Independent
Trustees
-----------------------------------------------------------------------------------------------------------------
James R. Boyle (3)        Trustee       2005        Chairman and Director, John Hancock            260
Born: 1959                                          Advisers, LLC (the "Adviser"), The
                                                    Berkeley Financial Group, LLC ("The Berkeley
                                                    Group") (holding company) and John Hancock
                                                    Funds, LLC (since 2005); President, John
                                                    Hancock Annuities; Executive Vice President,
                                                    John Hancock Life Insurance Company
                                                    (since June, 2004); President U.S.
                                                    Annuities; Senior Vice President, The
                                                    Manufacturers Life Insurance Company
                                                    (U.S.A) (prior to 2004).

-----------------------------------------------------------------------------------------------------------------


(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


-----------------------------------------------------------------------------------------------------------------
                                                                                                   Number of John
                          Position(s)   Trustee/                                                   Hancock Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other              Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years              Trustee
-----------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
-----------------------------------------------------------------------------------------------------------------
Keith F. Hartstein        President     2005        Senior Vice President, Manulife Financial      N/A
Born: 1956                and Chief                 Corporation (since 2004); Director,
                          Executive                 President and Chief Executive Officer, the
                          Officer                   Adviser, The Berkeley Group, John Hancock
                                                    Funds, LLC (since 2005); Director, MFC
                                                    Global Investment Management (U.S.), LLC
                                                    ("MFC Global (U.S.)") (since 2005);
                                                    Director, John Hancock Signature Services,
                                                    Inc. (since 2005); President and Chief
                                                    Executive Officer, John Hancock Investment
                                                    Management Services, LLC (since 2006);
                                                    President and Chief Executive Officer, John
                                                    Hancock Funds II, John Hancock Funds III,
                                                    and John Hancock Trust; Director, Chairman
                                                    and President, NM Capital Management, Inc.
                                                    (since 2005); Chairman, Investment Company
                                                    Institute Sales Force Marketing Committee
                                                    (since 2003); Director, President and Chief
                                                    Executive Officer, MFC Global (U.S.)
                                                    (2005-2006); Executive Vice President, John
                                                    Hancock Funds, LLC (until 2005).

-----------------------------------------------------------------------------------------------------------------
Thomas M. Kinzler         Secretary     2006        Vice President and Counsel, John Hancock       N/A
Born: 1955                and Chief                 Life Insurance Company (U.S.A.) (since
                          Legal                     2006); Secretary and Chief Legal Officer,
                          Officer                   John Hancock Funds, John Hancock Funds II,
                                                    John Hancock Funds III and John Hancock
                                                    Trust (since 2006); Vice President and
                                                    Associate General Counsel for Massachusetts
                                                    Mutual Life Insurance Company (1999-2006);
                                                    Secretary and Chief Legal Counsel for MML
                                                    Series Investment Fund (2000-2006);
                                                    Secretary and Chief Legal Counsel,
                                                    MassMutual Institutional Funds (2000-2004);
                                                    Secretary and Chief Legal Counsel,
                                                    MassMutual Select Funds and MassMutual
                                                    Premier Funds (2004-2006).

-----------------------------------------------------------------------------------------------------------------


(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


-----------------------------------------------------------------------------------------------------------------
                                                                                                   Number of John
                          Position(s)   Trustee/                                                   Hancock Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other              Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years              Trustee
-----------------------------------------------------------------------------------------------------------------
Francis V. Knox, Jr.      Chief         2005        Vice President and Chief Compliance            N/A
Born: 1947                Compliance                Officer, John Hancock Investment
                          Officer                   Management Services, LLC, the Adviser and
                                                    MFC Global (U.S.) (since 2005); Vice
                                                    President and Chief Compliance Officer,
                                                    John Hancock Funds II, John Hancock Funds
                                                    III and John Hancock Trust (since 2005);
                                                    Vice President and Assistant Treasurer,
                                                    Fidelity Group of Funds (until 2004); Vice
                                                    President and Ethics & Compliance Officer,
                                                    Fidelity Investments (until 2001).

-----------------------------------------------------------------------------------------------------------------
Gordon M. Shone           Treasurer     2006        Treasurer for John Hancock Funds (since        N/A
Born: 1956                                          2006); for John Hancock Funds II, John
                                                    Hancock Funds III and John Hancock Trust
                                                    (since 2005); Vice President and Chief
                                                    Financial Officer, John Hancock Trust
                                                    (2003-2005); Senior Vice President, John
                                                    Hancock Life Insurance Company (U.S.A.)
                                                    (since 2001); Vice President, John
                                                    Hancock Investment Management Services,
                                                    Inc., John Hancock Advisers, LLC (since
                                                    2006), and The Manufacturers Life
                                                    Insurance Company (U.S.A.) (1998 to 2000).

-----------------------------------------------------------------------------------------------------------------


(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


-----------------------------------------------------------------------------------------------------------------
                                                                                                   Number of John
                          Position(s)   Trustee/                                                   Hancock Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other              Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years              Trustee
-----------------------------------------------------------------------------------------------------------------
John G. Vrysen            Chief         2005        Director, Executive Vice President and         N/A
Born: 1955                Financial                 Chief Financial Officer, the Adviser, The
                          Officer                   Berkeley Group and John Hancock Funds, LLC
                                                    (since 2005); Executive Vice President and
                                                    Chief Financial Officer, John Hancock
                                                    Investment Management Services, LLC (since
                                                    2005), Vice President and Chief Financial
                                                    Officer, MFC Global (U.S.) (since 2005);
                                                    Director, John Hancock Signature Services,
                                                    Inc. (since 2005); Chief Financial
                                                    Officer, John Hancock Funds, John Hancock
                                                    Funds II, John Hancock Funds III, and John
                                                    Hancock Trust (since 2005); Vice President
                                                    and General Manager, Fixed Annuities, U.S.
                                                    Wealth Management (until 2005); Vice
                                                    President, Operations Manulife Wood Logan
                                                    (2000-2004).

-----------------------------------------------------------------------------------------------------------------


(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Funds' investment adviser, underwriter, and/ or certain other affiliates.


The Funds' Board of Trustees currently has four standing Committees: the Audit and Compliance Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Funds.

The Audit and Compliance Committee members are Messrs. Chapman, Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit and Compliance Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit and Compliance Committee. The Audit and Compliance Committee recommends to the full board auditors for the Funds, monitors and oversees the audits of the Funds, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit and Compliance Committee held four meetings during the fiscal year ended August 31, 2006.


The Governance Committee members are all of the independent trustees. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Funds and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee held four meetings during the fiscal year ended August 31, 2006.


As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Funds anticipate that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Funds' proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Funds' proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Funds at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Funds.


The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Funds and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended August 31, 2006.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended August 31, 2006.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Funds, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2005.



-----------------------------------------------------------------------------------------------
                                                                 Aggregate Dollar Range of
                          Dollar Range of Fund Shares Owned by   holdings in John Hancock funds
Name of Trustee           Trustee (1)                            overseen by Trustee (1)
-----------------------------------------------------------------------------------------------
Independent Trustees      MA Tax-Free         NY Tax-Free
-----------------------------------------------------------------------------------------------
James F. Carlin*          none                none               Over $100,000
-----------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.   $1-$10,000          none               Over $100,000
-----------------------------------------------------------------------------------------------
William H. Cunningham*    none                none               $10,001-$50,000
-----------------------------------------------------------------------------------------------
Ronald R. Dion*           none                none               Over $100,000
-----------------------------------------------------------------------------------------------
Charles L. Ladner*        none                none               Over $100,000
-----------------------------------------------------------------------------------------------
Dr. John A. Moore         none                none               Over $100,000
-----------------------------------------------------------------------------------------------
Patti McGill Peterson     none                $1-$10,000         Over $100,000
-----------------------------------------------------------------------------------------------
Steven R. Pruchansky*     none                none               Over $100,000
-----------------------------------------------------------------------------------------------
Non-Independent Trustee
-----------------------------------------------------------------------------------------------
James R. Boyle            none                none               $10,001-$50,000
-----------------------------------------------------------------------------------------------

(1) These Funds do not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his or her fees by electing to have the Adviser invest his or her fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2005, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows:
      For the Massachusetts Tax-Free Income Fund: $1-10,000 and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cunningham, none and over $100,000 for Mr. Dion, none and over $100,000 for Dr. Moore and none and over $100,000 for Mr. Pruchansky; For the New York Tax-Free Income Fund: none and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cunningham, none and over $100,000 for Mr. Dion, none and over $100,000 for Dr. Moore and none and over $100,000 for Mr. Pruchansky.


The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Funds are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Funds for their services.

                         Aggregate Compensation      Total Compensation From
                         from the Fund (1)           the Fund and John
                         -------------------------   Hancock Fund Complex to
Independent Trustees     MA Tax-Free   NY Tax-Free   Trustees (2)
----------------------   -------------------------   -----------------------
James F. Carlin            $  517        $  316            $ 103,703
Richard P. Chapman*        $  519        $  317              103,953
William J. Cosgrove+                                          95,203
William H. Cunningham*     $  477        $  293              109,171
Ronald R. Dion* ++         $  300        $  183              151,399
Charles L. Ladner++        $  294        $  181              149,790
Dr. John A. Moore*         $  601        $  367              115,703
Patti McGill Peterson      $  274        $  168              100,203
Steven R. Pruchansky*      $  418        $  256              115,203
Norman H. Smith* +                                            88,953
                                                          ----------
Total                      $3,400        $2,081           $1,133,281

(1)   Compensation is for the fiscal year ended August 31, 2006.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2005. As of this date, Messrs. Carlin, Chapman, Dion, Moore, Pruchansky and Ms. Peterson served on fifty-three funds in the John Hancock Fund Complex. Messrs. Ladner and Cunningham served on one-hundred-forty-three funds.

* As of December 31, 2005 the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $76,421, Mr. Cunningham was $125,996, Mr. Dion was $325,086, Dr. Moore was $283,070, Mr. Pruchansky was $246,371 and Mr. Smith was $382,371 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+     Mr. Cosgrove retired as of March 31, 2005. Mr. Smith retired as of June
30, 2005.

++    As of September 12, 2005, the Independent Trustees elected Mr. Dion as
Independent Chairman of the Board. As of June 16, 2004 and until September 12, 2005, Mr. Ladner was the Independent Chairman of the Board.


All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.

Massachusetts Tax-Free Income Fund

As of December 4, 2006, the officers and Trustees of the Funds as a group beneficially owned less than 1% of the outstanding shares of the Funds. As of that date, to the Funds' knowledge, the following shareholders beneficially owned 5% or more of the outstanding shares of each Class of the Funds:

------------------------------------------------------------------
Name and Address of Owners of
more than 5% of Shares                 Class A   Class B   Class C
------------------------------------------------------------------
MLPF&S For The Sole                     9.64%     16.04%    18.61%
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East 2nd Floor
Jacksonville, FL 32246-6484

------------------------------------------------------------------
Citigroup Global Markets Inc.             --       5.14%       --
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2402

------------------------------------------------------------------
Pershing LLC                              --         --      5.13%
PO Box 2052
Jersey City, NJ 07303-2052

------------------------------------------------------------------

New York Tax-Free Income Fund

------------------------------------------------------------------
Name and Address of Owners of
More than 5% of Shares                 Class A   Class B   Class C
------------------------------------------------------------------
MLPF&S For The                            --      12.06%     6.43%
Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deerlake Drive East 2nd Floor
Jacksonville FL 32246-6484

------------------------------------------------------------------
Citigroup Global Markets, Inc.          6.12%      9.16%       --
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York NY 1001-2402

------------------------------------------------------------------
RBC Dain Rauscher FBO                     --         --     15.71%
Grunebaum Family LTD Partnership
Helen G. Grunebaum
201 E. 66th Street
New York, NY 10021-6451

------------------------------------------------------------------
Pershing LLC                              --         --     13.19%
PO Box 2052
Jersey City, NJ 07303-2052

------------------------------------------------------------------

------------------------------------------------------------------
RBC Dain Rauscher FBO                     --         --      9.84%
Helen Grunebaum TTEE
E. J. Grunebaum Marital Trust
U/A DTD 06/21/2001
201 E. 66th Street
New York, NY 10021-6451

------------------------------------------------------------------
Citigroup Global Markets Inc.             --         --      9.00%
Attn: Cindy Tempesta 7th Floor
333 West 34th Street
New York, NY 10001-2402

------------------------------------------------------------------
UBS Financial Services, Inc.              --         --      5.12%
Lois R. Segal & Ben Ziskin TTEES for
Sonya J. Siegal Credit Shelter Tr
UAD 6/25/92
3 Highland Road
Amsterdam, NY 12010-2501

------------------------------------------------------------------
UBS Financial Services, Inc. FBO          --         --      5.04%
Alan Chase and Laulette Chase JTWROS
2 Valley Road
Stony Brook, NY 11790-1616

------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $___ billion in open-end funds, closed-end funds, private accounts and retirement plans and related party assets for individual and institutional investors as of September 30, 2006. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Sub-Adviser, MFC Global (U.S.) located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of September 30, 2006 had approximately $26 billion in assets under management. The Sub-Adviser is a wholly-owned indirect subsidiary of John Hancock Financial Services, Inc. (an indirect wholly-owned subsidiary of Manulife Financial Corporation).

The Board of Trustees appointed MFC Global (U.S.) as Sub-Adviser to the Funds effective December 31, 2005. As of that date, the investment personnel of the Adviser were reassigned to MFC Global (U.S.). The Adviser will continue to serve as investment adviser to the Funds and will be responsible for the supervision of MFC Global (U.S.)'s services to the Funds.

Each Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Funds' shareholders. Pursuant to the Advisory Agreement, the Adviser, in conjunction with the Sub-Adviser, will: (a) furnish continuously an investment program for each Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of each Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser and each of the Funds have entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Funds and the composition of each Fund's portfolio and furnishing the Funds with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

Each Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to each Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of each Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

            Average Daily Net Assets                   Annual Rate
            ---------------------------                -----------

            First $250 million                         0.500%
            Next $250 million                          0.450%
            Next $500 million                          0.425%
            Next $250 million                          0.400%
            Amounts over $1,250,000,000                0.300%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Funds' expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover other payments to the extent that, at the end of any fiscal year, each Fund's actual expenses at year end fall below this limit.

For the Massachusetts Tax-Free Income Fund, for the fiscal years ended August 31, 2004, 2005 and 2006, the advisory fee paid to the Fund's Adviser amounted to $494,822, $510, 595 and $515,873, respectively.

For the New York Tax-Free Income Fund, for the fiscal years ended August 31, 2004, 2005 and 2006, the advisory fee paid to the Fund's Adviser amounted to $352,582, $330,990 and $310,313, respectively.


As compensation for its services under the Sub-Advisory Agreement, the Adviser (not the Funds) pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of each Fund as follows:

            Average Daily Net Assets                   Annual Rate
            ---------------------------                -----------

            First $250 million                         0.200%
            Next $250 million                          0.200%
            Next $500 million                          0.150%
            Next $250 million                          0.150%
            Amounts over $1,250,000,000                0.150%

Securities held by the Funds may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for the purchase or sale of securities by the Adviser or Sub-Adviser for the Funds for other funds or clients, for which the Adviser or Sub-Adviser renders investment advice, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreements, the Funds may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, each Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company (the "Life Company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.



The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) and the initial approval of the Sub-Advisory Agreement was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the respective Fund and will terminate automatically if assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.


Accounting and Legal Services Agreement. The Trust, on behalf of the Funds is a party to an Accounting and Legal Services Agreement with the Adviser and its affiliates. Pursuant to this Agreement, the Adviser provides each Fund with certain tax, accounting and legal services. For the fiscal years ended August 31, 2004, 2005 and 2006, the Massachusetts Tax-Free Income Fund paid the Adviser $27,624, $24,360, and $20,556, respectively, for services under this

Agreement. For the fiscal years ended August 31, 2004, 2005 and 2006, the New York Tax-Free Income Fund paid the Adviser $19,730, $15,708 and $12,534, respectively, for services under this Agreement.

Proxy Voting. The Funds' Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Funds who in turn have made contractual arrangements for the Funds' Sub-advisor to vote proxies relating to securities held by the Funds. A summary of the Sub-Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix D. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2006 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Funds also may hold, or may be buying or selling, the same securities. To prevent the Funds from being disadvantaged, the Adviser, Sub-Adviser, principal underwriter and the Funds have adopted a code of ethics which restricts the trading activity of those personnel.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


Other Accounts the Portfolio Managers are Managing. The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of August 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Massachusetts Tax-Free Income Fund



-----------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME                  OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
-----------------------------------------------------------------------------------------------------
Dianne M. Sales, CFA      Other Registered Investment Companies: Four (4) funds with total assets of approximately $972.6 million.
                          Other Pooled Investment Vehicles: None
                          Other Accounts: None

-----------------------------------------------------------------------------------------------------
Frank A. Lucibella, CFA   Other Registered Investment Companies: Four (4) funds with total assets of approximately $972.6 million.
                          Other Pooled Investment Vehicles: None
                          Other Accounts: None

-----------------------------------------------------------------------------------------------------

New York Tax-Free Income Fund



PORTFOLIO MANAGER NAME                  OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
-----------------------------------------------------------------------------------------------------
Dianne M. Sales, CFA      Other Registered Investment Companies: Four (4) funds with total assets of approximately $1 billion.
                          Other Pooled Investment Vehicles: None
                          Other Accounts: None

-----------------------------------------------------------------------------------------------------
Frank A. Lucibella, CFA   Other Registered Investment Companies: Four (4) funds with total assets of approximately $1 billion.
                          Other Pooled Investment Vehicles: None
                          Other Accounts: None

-----------------------------------------------------------------------------------------------------


The Adviser does not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Funds do not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Funds as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser and Sub-Adviser have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Sub-Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades be "bunched", which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to one of the other accounts managed by a portfolio manager.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Sub-Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

      o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

      o Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Sub-Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

            - Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

            - The Profitability of the Sub-Adviser: The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

            - Non-Investment Performance: The more intangible contributions of an investment professional to the Sub-Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

      o Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

The Sub-Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.



While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Share Ownership by Portfolio Managers. The following table indicates as of August 31, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

      A  -  $0
      B  -  $1 - $10,000
      C  -  $10,001 - $50,000

      D  -  $50,001 - $100,000
      E  -  $100,001 - $500,000
      F  -  $500,001 - $1,000,000
      G  -  More than $1 million


-------------------------------------------------------------------------------
                        Range of Beneficial Ownership
Portfolio Manager       MA Tax-Free Income Fund         NY Tax-Free Income Fund
-------------------------------------------------------------------------------
Dianne M.  Sales, CFA              C                                A
-------------------------------------------------------------------------------
Frank A. Lucibella                 C                                A
-------------------------------------------------------------------------------

DISTRIBUTION CONTRACTS

The Funds have a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. John Hancock Funds accepts orders for the purchase of the shares of the Funds that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of the Funds' shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. (Prior to July 15, 2004, Class C shares were also subject to a sales load imposed at the time of purchase.) In the case of Class B and Class C, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis. Total underwriting commissions (sales charges) for sales of the Massachusetts Tax Free Income Fund's Class A shares for the fiscal years ended August 31, 2004, 2005 and 2006 were $204,448, $201,390 and $162,478, respectively. Of such amounts $25,055, $25,930 and
$20,660 were retained by John Hancock Funds in 2004, 2005 and 2006, respectively. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years May 31, 2004, 2005 and 2006 were $11,221, $0, and $0, respectively. No Class C commissions were retained by John Hancock Funds; the remainder of the underwriting commissions were paid/reallowed to Selling Firms.

Total underwriting commissions (sales charges) for sales of the New York Tax-Free Income Fund's Class A shares for the fiscal years ended August 31, 2004, 2005 and 2006 were $81,162, $63,633 and $42,712, respectively, and
$11,094, $8,384 and $5,134, respectively, were retained by John Hancock Funds in 2004, 2005 and 2006, respectively. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended August 31, 2004, 2005 and 2006 were $4,344, $0 and $0, respectively. No Class C commissions were retained by John Hancock Funds


The Funds' Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A, 1.00% for Class B and Class C shares of the Funds' average daily net assets attributable to the respective class of shares. However, the service fee will not exceed 0.25% of each Fund's average daily net assets attributable to each class of shares. The distribution fees are used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of the Funds' shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of the Funds' shares, and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Funds do not treat unreimbursed expenses under the Class B or Class C as a liability of the Funds because the Trustees may terminate Class B and/or Class C at any time with no additional liability for these expenses to the shareholders and the Funds.


For the Massachusetts Tax-Free Income Fund, for the fiscal period August 31, 2006 an aggregate of $572,704 Distribution Expenses or 3.04% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended August 31, 2006, an aggregate of $97,460 Distribution Expenses or 1.02% of the average net assets of the Fund's Class C shares of the Fund were not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.

For the New York Tax-Free Income Fund, for the fiscal year ended August 31, 2006, an aggregate of $504,881 of distribution expenses or 13.28% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended August 31, 2006, an aggregate of $97,460 distribution expenses or 1.02% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides each Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of each Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of each class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Funds. The holders of Class A, Class B, Class C have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of each Fund.

Amounts paid to John Hancock Funds by any class of shares, will not be used to pay the expenses incurred with respect to any other class of shares, provided, however, that expenses attributable to each Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Funds may participate in joint distribution activities with other funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended August 31, 2006, the Funds paid John Hancock Funds the following amounts of expenses in connection with their services for each Fund.

                                  Expense Items
                       Massachusetts Tax-Free Income Fund



                         Printing and
                          Mailing of                   Expenses of     Interest
                        Prospectus to   Compensation      John       Carrying or
                             New         to Selling      Hancock     Other Finance
          Advertising    Shareholders       Firms         Funds         Charges
          -----------   -------------   ------------   -----------   -------------
Class A     $43,736         $281           $85,444       $94,887         $-0-
Class B     $36,796         $236           $71,884       $79,830         $-0-
Class C     $18,554         $119           $36,247       $40,254         $-0-

                                  Expense Items
                          New York Tax-Free Income Fund



                         Printing and
                          Mailing of                   Expenses of     Interest
                        Prospectus to   Compensation       John       Carrying or
                             New         to Selling      Hancock     Other Finance
          Advertising    Shareholders       Firms         Funds         Charges
          -----------   -------------   ------------   -----------   -------------
Class A     $5,284          $148           $50,371       $71,981         $-0-
Class B     $9,734          $237           $59,817       $85,362         $-0-
Class C     $1,533          $ 51           $23,324       $14,621         $-0-


SALES COMPENSATION

As part of their business strategies, the Fund, along with The Distributor, pay compensation to Selling Firms that sell the Funds' shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are (1) the 12 b-1 fees that are paid out of the fund's assets and
(2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" and "Deferred Sales Charge on Class B and Class C Shares" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page.


Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Funds, the Selling Firm receives a reallowance/payment/commission as described in the First Year Brokerage or Other Selling Firm Compensation chart. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Funds the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the respective Fund.




Additional Payments to Financial Intermediaries. Shares of the Funds are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. In addition to sales charges, which are payable by shareholders, or Rule 12b-1 distribution fees which paid by the Funds, The funds' principal distributor John Hancock Funds, LLC ("John Hancock Funds") may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds' efforts to promote the sale of the funds' shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.

As of June 30, 2006, the following member firms of the NASD have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:



---------------------------------------------------------------------------------------------------------
1st Global Capital Corp.                             Linsco/Private Ledger Corp.
---------------------------------------------------------------------------------------------------------
A.G. Edwards & Sons, Inc.                            Merrill, Lynch, Pierce, Fenner, & Smith Incorporated
---------------------------------------------------------------------------------------------------------
AIG Financial Advisors, Inc.                         Morgan Keegan & Company, Inc.
---------------------------------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.                  Morgan Stanley & Co., Incorporated
---------------------------------------------------------------------------------------------------------
AXA Advisors, LLC                                    National Planning Corporation.
---------------------------------------------------------------------------------------------------------
Berthel, Fisher & Company Financial Services, Inc.   Oppenheimer & Co., Inc.
---------------------------------------------------------------------------------------------------------
BNY Investments Center Inc.                          Piper Jaffray & Co.
---------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.                        Raymond James & Associates., Inc.
---------------------------------------------------------------------------------------------------------
Commonwealth Financial Network                       Raymond James Financial Services
---------------------------------------------------------------------------------------------------------
Crown Capital Securities, L.tialP.                   RBC Dain Rauscher Inc.
---------------------------------------------------------------------------------------------------------
CUSOUSO Financial Services, L.P.                     Securities America, Inc.
---------------------------------------------------------------------------------------------------------
Ferris, Baker, Watts Incorporated                    Signator Investors, Inc.
---------------------------------------------------------------------------------------------------------
First Tennessee Brokerage, Inc.First Global          Smith Barney
---------------------------------------------------------------------------------------------------------
HH.D. Vest Investment Services                       Stifel, Nicolaus & Company, Incorporated
---------------------------------------------------------------------------------------------------------
ING Financial Partners, Inc.                         Transamerica Financial Advisors, Inc.
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Investacorp, Inc.                                    UBS Financial Services, Inc.
---------------------------------------------------------------------------------------------------------
Janney Montgomery Scott LLC                          UVEST Financial Services, Inc.
---------------------------------------------------------------------------------------------------------
JHFN/Signator                                        Wells Fargo Investments, LLC
---------------------------------------------------------------------------------------------------------
J.J.B. Hilliard, W. L. Lyons, Inc.                   Wachovia Securities, LLC
---------------------------------------------------------------------------------------------------------
Lincoln Financial Advisors Corporation
---------------------------------------------------------------------------------------------------------

John Hancock Funds also has arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for the John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, the a firm may agree to participate in the distributor's marketing efforts of John Hancock Funds by allowing us it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your a firm with an incentive to favor the funds.

The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Cash Payments. From time to time, John Hancock Funds, at its expense, may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

John Hancock Funds, and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.

              First Year Broker or Other Selling Firm Compensation

                                   Investor pays
                                    sales charge     Selling Firm     Selling Firm     Total Selling Firm
                                   (% of offering      receives      receives 12b-1       Compensation
Class A investments                    price)       commission (1)   service fee (2)         (3)(4)
--------------------------------   --------------   --------------   ---------------   ------------------

Up to $99,999                          4.50%             3.76%            0.25%              4.00%
$100,000 - $249,999                    3.75%             3.01%            0.25%              3.25%
$250,000 - $499,999                    3.00%             2.26%            0.25%              2.50%
$500,000 - $999,999                    2.00%             1.51%            0.25%              1.75%


Investments of Class A shares of
$1 million or more (5)
--------------------------------

First $1M - $4,999,999                   --              0.75%            0.25%              1.00%
Next $1 - $5M above that                 --              0.25%            0.25%              0.50%
Next $1 or more above that               --              0.00%            0.25%              0.25%

Class B investments
--------------------------------

All amounts                              --              3.75%            0.25%              4.00%

Class C investments
--------------------------------

All amounts                              --              0.75%            0.25%              1.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible asset (paid quarterly in arrears). For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds, LLC may take recent redemptions into account in determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

The NAV for each class of the Funds is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Funds' NAVs are not calculated. Consequently, the Fund's portfolio securities may trade and the NAVs of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Short-term debt investments which have a remaining maturity of 60 days or less are may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Funds are restricted as to resale, the fair value of such securities is generally determined as the amount which the Funds could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Funds are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in a Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Funds, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, or Class C of the John Hancock mutual funds owned by the investor (see "Combination and Accumulation Privileges" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privileges" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charges ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.


o Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.


NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.


o     Retirement plans investing through the PruSolutions(SM) program.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

      Amount Invested                    CDSC Rate
      --------------------------         ---------

      First $1 to $4,999,999             1.00%
      Next $1 to $5M above that          0.50%
      Next $1 or more above that         0.25%

As of July 15, 2004, no initial sales charge is imposed on Class C shares.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, and Class C shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI; however, the original sales charge will not be recalculated for this previous purchase. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

o Proceeds of 50 shares redeemed at $12 per share (50 x 12)                 $ 600.00
o *Minus Appreciation ($12 - $10) x 100 shares                               (200.00)
o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)    (120.00)
                                                                            --------
o Amount subject to CDSC                                                    $ 280.00

* The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Funds' right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)


* Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.


* Redemptions of Class A shares by retirement plans that invested through the PruSolutions(SM) program.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For retirement Accounts (such as traditional, Roth and Coverdell ESAs , SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs of the Internal Revenue Code.

Please see matrix for some examples.

-------------------------------------------------------------------------------------------------------------
                      401 (a) Plan
                      (401 (k), MPP,
                      PSP) 457 & 408
Type of               (SEPs & Simple                                        IRA, IRA
Distribution          IRAs)               403 (b)          457              Rollover           Non-retirement
-------------------------------------------------------------------------------------------------------------
Death or Disability   Waived              Waived           Waived           Waived             Waived
-------------------------------------------------------------------------------------------------------------
Over 70 1/2           Waived              Waived           Waived           Waived for         12% of account
                                                                            required           value annually
                                                                            minimum            in periodic
                                                                            distributions* or  payments
                                                                            12% of account
                                                                            value annually
                                                                            in periodic
                                                                            payments
-------------------------------------------------------------------------------------------------------------
Between 59 1/2 and    Waived              Waived           Waived           Waived for Life    12% of account
70 1/2                                                                      Expectancy or      value annually
                                                                            12% of account     in periodic
                                                                            value annually     payments
                                                                            in periodic
                                                                            payments
-------------------------------------------------------------------------------------------------------------
Under 59 1/2          Waived for          Waived for       Waived for       Waived for         12% of account
(Class B and Class    annuity payments    annuity          annuity          annuity            value annually
C only)               (72t) or 12% of     payments (72t)   payments (72t)   payments (72t)     in periodic
                      account value       or 12% of        or 12% of        or 12% of          payments
                      annually in         account value    account value    account value
                      periodic payments   annually in      annually in      annually in
                                          periodic         periodic         periodic
                                          payments         payments         payments
-------------------------------------------------------------------------------------------------------------
Loans                 Waived              Waived           N/A              N/A                N/A
-------------------------------------------------------------------------------------------------------------
Termination of Plan   Not Waived          Not Waived       Not Waived       Not Waived         N/A
-------------------------------------------------------------------------------------------------------------
Hardships             Waived              Waived           Waived           N/A                N/A
-------------------------------------------------------------------------------------------------------------
Qualified Domestic    Waived              Waived           Waived           N/A                N/A
Relations Orders
-------------------------------------------------------------------------------------------------------------
Termination of        Waived              Waived           Waived           N/A                N/A
Employment Before
Normal Retirement
Age
-------------------------------------------------------------------------------------------------------------
Return of Excess      Waived              Waived           Waived           Waived             N/A
-------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Funds must redeem their shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Funds permit exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Funds permit the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. Each Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Class A, Class B and Class C Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

Each Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described under the caption "TAX STATUS".


Retirement plans participating in Merrill Lynch's or the Princeton Retirement Group, Inc.'s servicing programs:


Class A shares are available at net asset value for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Funds for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Funds for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the respective Fund and/or John Hancock Funds, LLC (the Funds' principal distributor).

DESCRIPTION OF THE FUNDS' SHARES

The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two series of shares - John Hancock Massachusetts Tax-Free Income Fund and the John Hancock New York Tax-Free Income Fund. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of each series, designated as Class A, Class B and Class C.

The shares of each class of the Funds represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of each Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Funds no longer issue share certificates. Shares are electronically recorded.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class: (ii) Class B and Class C shares will pay higher distribution and service fees than Class A; (iii) each class of shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the respective Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. The Funds shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could be, under certain circumstances, held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Funds. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Funds reserve the right to reject any application which conflicts with the Funds' internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Funds may generally be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts and estates.

TAX STATUS

The Funds are treated as separate entities for accounting and tax purposes, have qualified as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intend to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Funds will not be subject to Federal income tax on their taxable income (including net realized capital gains) which are distributed to shareholders in accordance with the timing requirements of the Code.

The Funds will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

The Funds expect to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, each Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Funds intend to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, if available, the exemption of such interest from Massachusetts or New York State and New York City personal income taxes. The Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of each Fund's distributions attributable to interest each Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of each Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.


If the Funds satisfy the applicable requirements, dividends paid by the Funds which are attributable to tax exempt interest on municipal securities and designated by the Funds as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" thereof under Section 147(a) with respect to any of the tax-exempt obligations held by the Funds. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Funds are not deductible to the extent it is deemed related to each Fund's exempt-interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Funds even though the borrowed money may not be directly traceable to the purchase of shares.

Although all or a substantial portion of the dividends paid by the Funds may be excluded by each Fund's shareholders from their gross income for federal income tax purposes, each Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from the Funds, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

Distributions other than exempt-interest dividends from the Funds' current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from the Funds that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax- exempt obligations or their coupons or (ii) capital gains from the sale or constructive sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from the Funds' "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Funds' "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Funds.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in each Fund's shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce the Funds' current earnings and profits for these purposes. Consequently, the portion, if any, of the Funds' distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

After the close of each calendar year, the Funds will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of the Funds for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of a pro rata share of tax-exempt income or tax preference item income earned by the Funds during the period of their investment in the Funds.

The amount of each Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Funds to dispose of Fund securities and/or engage in options or futures transactions that will generate capital gains. At the time of an investor's purchase of the Funds' shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Funds' portfolios. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Funds (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Funds cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Funds within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Funds will not, in any event, distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to federal income tax in the hands of the Funds. Upon proper designation of this amount by the Funds, each shareholder would be treated for Federal income tax purposes as if the Funds had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Funds and reinvested the remainder in the Funds. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Funds' taxable year falls, (b) be entitled either to a tax credit on his return for, or to a re fund of, his pro rata share of the taxes paid by the Funds and (c) be entitled to increase the adjusted tax basis for his shares in the Funds by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Funds are permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Funds and, as noted above, would not be distributed to shareholders. The Massachusetts Tax-Free Income Fund has no capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. The New York Tax-Free Income Fund has $623,645 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire at various times and amounts from August 31, 2008 through August 31, 2012.


The Funds' dividends and capital gain distributions will not qualify as qualified dividend income as provided under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Funds' dividends and capital gain distributions will not qualify for the corporate dividends-received deduction.

The Funds are required to accrue original issued discount ("OID") on certain debt securities (including zero coupon or deferred payment obligations) that have OID prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options and futures contracts or other transactions may also require the Funds to recognize income or gain within a concurrent receipt of cash. However, the Funds must distribute to shareholders for each taxable year substantially all of their net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash, to satisfy these distribution requirements.

The Federal income tax rules applicable to certain structured or indexed securities, interest rate swaps, caps, floors and collars, dollar rolls and possibly other investments or transactions, are unclear in certain respects, and the Funds will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.

The Funds will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, the Funds' taxable distributions may not be subject to backup withholding if the Funds can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Funds may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. If the Funds invest in these debt obligations, it will address these issues in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Certain options and futures transactions undertaken by the Funds may cause the Funds to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Funds. Additionally, the Funds may be required to recognize gain (subject to tax distribution requirements) if an option, future, notional principal contract, or a combination thereof is treated as a constructive sale of an appreciated financial position in the Funds' portfolio. Also, certain of the Funds' losses on its transactions involving options or futures contracts and/or offsetting or successor Fund positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Some of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Funds' distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. Dividends (including exempt-interest dividends), capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Funds may also be subject to state and local taxes, except as described below under "State Income Tax Information." The discussion does not address special tax rules applicable to certain types of investors, such as insurance companies and financial institutions. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. Federal income tax treatment different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

MASSACHUSETTS STATE INCOME TAX INFORMATION

MASSACHUSETTS TAXES

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

To the extent that exempt-interest dividends paid to shareholders by the Fund are derived from interest on tax-exempt bonds of the Commonwealth of Massachusetts and its political subdivisions or Puerto Rico, the U.S. Virgin Islands or Guam and are properly designated as such, these distributions will be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the Fund's taxable net investment income, tax-exempt income from obligations not described in the preceding sentence, and net short-term capital gains in excess of net long-term capital gains, if any, will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the Fund receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax. Dividends properly designated as from net capital gain are generally taxable as long-term capital gains, regardless of how long shareholders have held their Fund shares. However, a portion of such a long-term capital gains distribution will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts statutes that specifically exempt such gains from Massachusetts taxation. Dividends from investment income (including exempt-interest dividends) and from capital gains will be subject to, and shares of the Fund will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to such tax.

For Massachusetts personal income tax purposes, long-term capital gains from the sale of a capital asset will be taxed at the same rate as 5.3% (this rate may change in subsequent years). Massachusetts resident individuals, as well as estates or personal trusts subject to Massachusetts income taxation, are subject to this tax structure with respect to redemption, exchanges or other dispositions of their shares of the Fund, assuming that they hold their shares of the Fund as capital assets for Massachusetts tax purposes. If a shareholder of the Fund accounts for a sale of Fund shares using the average basis method for Federal income tax purposes, the shareholder also must account for such sales for Massachusetts tax purposes using the same average basis and must average the holding period for each share sold in the same manner. The resulting average holding period is deemed to be the holding period for all such shares sold and will determine the tax rate to be applied in such cases. The applicable statutory provision does not address the Massachusetts tax treatment of dividends paid by the Fund that are designated and treated as long-term capital gains for Federal income tax purposes. The Massachusetts Department of Revenue (the "DOR") has issued regulations under which distribution is taxed at the maximum 5% rate unless a mutual fund reports to the DOR and the shareholder within a prescribed time period the portions of the distribution attributable to gains in each separate holding period category, in which case each such portion will be taxed at the rate applicable to the appropriate holding period category. The Fund anticipates that, to the extent practicable, it will provide the appropriate information under the applicable DOR regulations or other administrative positions.

NEW YORK STATE INCOME TAX INFORMATION

The Fund is not subject to Massachusetts Corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

NEW YORK TAXES

Exempt-interest dividends derived from interest on tax-exempt bonds of New York State and its political subdivisions and authorities and certain other governmental entities (for example, U.S. possessions), paid by the Fund to New York resident individuals, estates and trusts otherwise subject to these taxes, will not be subject to New York State and New York City personal income taxes and certain municipal tax surcharges.

Dividends, whether received in cash or additional shares, derived from the Fund's other investment income (including interest on U.S. Government obligations and Tax-Exempt Bonds other than those described in the preceding paragraph), and from the Fund's net realized short-term capital gains, are taxable for New York State and New York City personal income tax purposes as ordinary income. Tax surcharges will also apply. Dividends derived from net realized long-term capital gains of the Fund are taxable as long-term capital gains for New York State and New York City personal income tax purposes regardless of the length of time shareholders have held their shares.

Dividends derived from investment income and capital gains, including exempt-interest dividends, will be subject to the New York State franchise tax and the New York City General Corporation Tax if received by a corporation subject to those taxes. Certain distributions may, however, be eligible for a 50% dividend subtraction. Shares of the Fund will be included in a corporate shareholder's investment capital in determining its liability, if any, for these taxes.

New York State and New York City personal income taxes are imposed on "New York taxable income," which is defined, in the case of New York resident individuals, estates and trusts as "New York adjusted gross income" minus the New York deductions and New York exemptions. "New York adjusted gross income", in the case of a New York resident individual, estate or trust, is federal adjusted gross income with certain modifications. Because distributions that qualify as exempt- interest dividends under IRC ss. 852(b) (5) will be excluded from Federal gross income and adjusted gross income, such distributions will also be excluded from New York adjusted gross income, unless specifically modified by New York law.

New York law requires that New York resident individuals, estates and trusts add certain items to their federal adjusted gross income. One such modification is the addition, to the extent not properly includible in Federal adjusted gross income, of interest income on obligations of any state (or political subdivision of any state) other than New York and its political subdivisions.

The Fund's dividends (including exempt-interest dividends) and distributions will not be tax-exempt for State and City purposes for corporate investors, so that corporate investors should consult their own tax advisers before investing in the Fund. All investors should consult their own tax advisers regarding the tax provisions described above and any additional taxes to which they may be subject, including but not limited to minimum taxes, tax surcharges, and taxes based on or affected by the ownership of intangible property such as mutual fund shares.

Under New York tax law, a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying dividends which are exempt from the New York State and New York City personal income taxes, such as the Fund, will not be deductible by the investor for New York State and New York City personal income tax purposes.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser or Sub-Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Funds' trading practices and investments are reviewed periodically by the Sub-Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Sub-Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Funds.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread". Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Funds' primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, each Fund's trades may be executed by dealers that also sell shares of John Hancock funds. However, the Adviser and Sub-Adviser do not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. To the extent consistent with the foregoing, the Funds will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser and Sub-Adviser of the Funds. The Adviser and Sub-Adviser have implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Funds' selection of the broker-dealer is not influenced by considerations about the sales of the Funds' shares.

Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Funds may pay to a broker which provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended August 31, 2006, the Funds paid $0 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's or Sub-Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser's or Sub-Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tend to follow a broader universe of securities and other matters than the Adviser's or Sub-Adviser's staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser or Sub-Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates or by the Sub-Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser and Sub-Adviser's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser and Sub-Adviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser and Sub-Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The advisory fee paid by the Funds is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Adviser. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Funds. The Funds will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Funds or the Adviser or Sub-Adviser's other clients.

In effecting portfolio transactions on behalf of the Funds and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


While the Adviser and/or the Sub-Adviser will be primarily responsible for the allocation of the Funds' brokerage business, the policies and practices of the Adviser or Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended May 31, 2004, 2005 and 2006, both Funds paid negotiated brokerage commissions of $0, $0, and $0, respectively.


Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Funds may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Sub-Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Funds on exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Funds would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Funds as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Funds, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser or sub-Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.


The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker"). For the fiscal years ended August 31, 2004, 2005 and 2006, the Funds paid no brokerage commissions to any Affiliated Broker.


Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Funds. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. The Funds pay Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account, $17.50 for each Class C shareholder account plus certain out-of-pocket expenses. Expenses for Class A, B, and C shares are aggregated and allocated to each class on the basis of their relative net asset values. Signature Services agreed to voluntarily reduce the asset-based portion of the Funds' transfer agent fee for Class A, B and C shares if the total transfer agent fees exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. The Funds also pays Signature Services monthly a fee which is based on an annual rate of 0.01% of average daily net assets attributable to Class A, Class B and Class C shares. Prior to January 1, 2006, the Funds paid Signature Services monthly a fee which was based on an annual rate of $17.00 for each Class A shareholder account and $19.50 for each Class B shareholder account and $18.50 for each class C shareholder account plus certain out-of-pocket expenses. The Funds also paid Signature Services monthly a fee of 0.01% of average daily net assets for Class A, Class B, and Class C shares. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Funds. For such shareholders, Signature Services does not charge its account fee.


CUSTODY OF PORTFOLIO

Portfolio securities of the Funds are held pursuant to a custodian agreement between the Funds and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Funds is PricewaterhouseCoopers, LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers, LLP audits and renders an opinion on the Funds' annual financial statements and reviews the Funds' annual Federal income tax return.

APPENDIX A- Description of Investment Risk

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time - days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk. The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).

Credit risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).

Currency risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses (e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).

Extension risk. The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value (e.g. mortgage-backed securities and structured securities).

Interest rate risk. The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

Leverage risk. Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).

o Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative. To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).

Management risk. The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).

Natural event risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments (e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).

Political risk. The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., brady bonds and foreign debt securities).

Prepayment risk. The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).

Valuation risk. The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

APPENDIX B

DESCRIPTION OF BOND RATINGS


The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated 'Aaa' are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated 'Aa' are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated 'A' are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated 'Baa' are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated 'Ba' are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated 'B' are considered speculative elements and are subject to high credit risk.

Caa: Obligations rated 'Caa' are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated 'Ca' are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated 'C' are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated 'BB', 'B', 'CCC' 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and

'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE ("Fitch")

Investment Grade

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB:  Speculative.

      o 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B:  Highly speculative.

      o For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC:

      o For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

      o For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC:

      o For issuers and performing obligations, default of some kind appears probable.

      o For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of 'R4' (average) or 'R5' (below average).

C:

      o     For issuers and performing obligations, default is imminent.

      o For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD:

      o Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D:

      o Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

            - failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

            - the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

            - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or CCC-C categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

MOODY'S

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD AND POOR'S

Commercial Paper: A standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

A-1: This designation indicates that the degrees of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings - Standard & Poor's assigns 'dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

MOODY'S

Short-Term Debt Ratings: There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels 'MIG 1' through 'MIG 3'. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

STANDARD AND POOR'S

Short-Term Issue: A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      o Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

      o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

APPENDIX C

EQUIVALENT YIELDS:

Tax-Exempt vs. Taxable Yield

The table below shows the effect of the tax status of municipal obligations on the yield received by their holders under the regular federal income tax laws that apply to 2006. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields.

TAX-FREE YIELDS 2006 TAX TABLE



Single Return       Joint Return        Marginal   TAX-EXEMPT YIELD
-----------------   -----------------   Income     -------------------------------------------------------
(Taxable Income)                        Tax Rate   3%      4%      5%      6%      7%       8%      9%
-------------------------------------   --------   -------------------------------------------------------
$0 - $7,550         $0 - $15,100          10.0%    3.33%   4.44%   5.56%   6.67%    7.78%    8.89%  10.00%
7,551 - 30,650      15,101 - 61,300       15.0%    4.71%   4.71%   5.88%   7.06%    8.24%    9.41%  10.59%
30,651 - 74,200     61,601 - 123,700      25.0%    5.33%   5.33%   6.67%   8.00%    9.33%   10.67%  12.00%
74,201 - 154,800    123,701 - 188,450     28.0%    5.56%   5.56%   6.94%   8.33%    9.72%   11.11%  12.50%
154,801 - 336,550   188,451 - 336,550     33.0%    5.97%   5.97%   7.46%   8.96%   10.45%   11.94%  13.43%
336,551 - OVER      336,551 - OVER        35.0%    6.15%   6.15%   7.69%   9.23%   10.77%   12.31%  13.85%

It is assumed that an investor filing a single return is not a "head of household," a "married individual filing a separate return," or a "surviving spouse." The table does not take into account the effects of reductions in the deductibility of itemized deductions or the phase out of personal exemptions for taxpayers with adjusted gross incomes in excess of specified amounts. Further, the table does not attempt to show any alternative minimum tax consequences, which will depend on each shareholder's particular tax situation and may vary according to what portion, it any, of the Fund's exempt-interest dividends is attributable to interest on certain private activity bonds for any particular taxable year. No assurance can be given that the Fund will achieve any specific tax-exempt yield or that all of its income distributions will be tax-exempt. Distributions attributable to any taxable income or capital gains realized by the Fund will not be tax-exempt.

The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above.

This table is for illustrative purposes only and is not intended to imply or guarantee any particular yield from the Fund. While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes.

APPENDIX D


                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                formerly known as Sovereign Asset Management LLC
                              Proxy Voting Summary


We believe in placing our clients' interests first. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.


As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or MFC Global (U.S.) makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and MFC Global (U.S.) will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and MFC Global (U.S.) vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and MFC Global (U.S.)'s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and MFC Global (U.S.) have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.


In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants.

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:

      o     the compensation committee is not fully independent;

      o     plan dilution is more than 10% of outstanding common stock;

      o company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval;

      o the option is not premium priced or indexed, or does not vest based on future performance.

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

      o the plan allows stock to be purchased at less than 85% of fair market value;

      o     this plan dilutes outstanding common equity greater than 10%;

      o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity;

      o     the potential dilution from all company plans is more than 85%.

With respect to director stock incentive/option plans, we will vote against management if:

      o the minimum vesting period for options or time lapsing restricted stock is les than one year;

      o     the potential dilution for all company plans is more than 85%.

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

      o     change the company name;

      o     approve other business;

      o     adjourn meetings;

      o     make technical amendments to the by-laws or charters;

      o     approve financial statements;

      o     approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

      o     calling for shareholder ratification of auditors;

      o     calling for auditors to attend annual meetings;

      o     seeking to increase board independence;

      o     requiring minimum stock ownership by directors;

      o seeking to create a nominating committee or to increase the independence of the nominating committee;

      o     seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                         Sovereign Asset Management LLC
                             Proxy Voting Procedures


The role of the proxy voting service


John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.


The role of mutual fund trustees

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.


With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or MFC Global (U.S.)'s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or MFC Global (U.S.) Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX E

                               John Hancock Funds

               Description of Portfolio Holdings Disclosure Policy

General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy.

The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

      (1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition;


      (2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date; ; number of holdings; turnover; attribution analysis; average credit quality rating; duration for bond funds; currency exposure and currency hedging; AMT exposure; portfolio characteristics

      (3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity.

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.


Rating Organizations. Nonpublic Information regarding portfolio holdings is provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. This information is typically provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information.

Risk Management, Attribution, Portfolio Analysis Tools. Nonpublic Information regarding portfolio holdings is provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. This information is typically provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information.

Proxy Voting Services. Nonpublic Information regarding portfolio holdings is provided to ISS, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide ISS with such information.


Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids.

Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

Other Persons. Nonpublic Information regarding portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Fund or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

Resolution of Conflicts of Interest

If the Fund or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Fund portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Fund who shall only permit such disclosure of the Nonpublic

Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Fund shareholders.

Changes to Policy

Any material changes to this policy must be approved by the Fund's Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Board of Trustees no later than the Board meeting following the arising of the issue.

Applicability of Policy to a Fund's Adviser and Subadvisers

This policy shall apply to the Fund's Adviser and each of its subadvisers as applicable.

Appendix A

I. Employees* of John Hancock Advisers, LLC who are subject to the Code of Ethics of the Fund, the Funds' investment adviser, or the Fund's principal underwriter, John Hancock Funds, LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to a Fund.

III.  Employees* of the Funds' custodian who provide services to the Funds.

IV. Employees* and partners of a Fund's certified public accounting firm who provide services to the Fund.

V. Employees* and partners of a Fund's legal counsel who provides services to the Fund.

* Includes temporary employees

FINANCIAL STATEMENTS


The financial statements listed below are included in the Funds' 2006 Annual Reports to Shareholders for the year ended August 31, 2006; (filed electronically on October 26, 2006, accession number 00001010521-06-000893) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Tax-Exempt Series Trust (file nos.811-5079 and 33-12947).

John Hancock Tax-Exempt Series Trust
      John Hancock Massachusetts Tax-Free Income Fund
      John Hancock New York Tax-Free Income Fund

      Statement of Assets and Liabilities as of August 31, 2006
      Statement of Operations for the year ended August 31, 2006.
      Statement of Change in Net Assets for the period ended August 31, 2006. Financial Highlights for the period ended August 31, 2006.
      Notes to Financial Statements.
      Schedule of Investments as of August 31, 2006.
      Report of Independent Registered Public Accounting Firm.

insert
                   JOHN HANCOCK NEW YORK TAX-FREE INCOME FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information

                       JOHN HANCOCK TAX-EXEMPT SERIES FUND

                                     PART C.

                               OTHER INFORMATION

Item 23.  Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item 25.  Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC ("the Adviser") provide as follows:

"Section 5.06. Indemnity."

1.01     Indemnification and Exculpation.
         -------------------------------

         (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

         (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         (d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

         (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

         (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by
(a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

         (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 26.  Business and Other Connections of Investment Advisers.

See "Fund Details" in the Prospectuses and "Investment Management Agreements" in the Statement of Additional Information for information regarding the business of the Adviser and the Subadviser. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and the Subadviser, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Municipal Securities Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Equity Trust, John Hancock Investment Trust III, John Hancock Funds II and John Hancock Funds III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.

  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------

James R. Boyle                     Chairman and Director                           Trustee
601 Congress St.
Boston, Massachusetts

Keith F. Hartstein                    Director, President                      President and
601 Congress Street               and Chief Executive Officer             Chief Executive Officer
Boston, Massachusetts

John G. Vrysen                Director, Executive Vice President
601 Congress Street              and Chief Financial Officer              Chief Financial Officer
Boston, Massachusetts

Arthur E. Creel                      Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Bruce R. Speca                              None                     Senior Vice President, Investments
601 Congress St.
Boston, Massachusetts

Andrew G. Arnott                     Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Robert M. Boyda                             None                     Senior Vice President, Investments
601 Congress St.
Boston, Massachusetts

John J. Danello                             None                            Vice President, Law
601 Congress St.
Boston, Massachusetts

Carey Hoch                              Vice President                              None
601 Congress St.
Boston, Massachusetts

Kristine McManus                        Vice President                              None
601 Congress St.
Boston, Massachusetts

Daniel Rollins                          Vice President                              None
601 Congress St.
Boston, Massachusetts

                                       C-3

Steven E. Medina                            None                         Vice President, Investments
601 Congress St.
Boston, Massachusetts

Karen F. Walsh                       Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Thomas M. Kinzler                           None                                Secretary and
601 Congress St.                                                             Chief Legal Officer
Boston, Massachusetts

Jeffrey H. Long                     Chief Financial Officer                         None
601 Congress St.
Boston, Massachusetts

Peter Copestake                          Treasurer                                  None
200 Bloor Street
Toronto, Ontario

Gordon M. Shone                             None                                 Treasurer
601 Congress St.
Boston, Massachusetts

Michael J. Mahoney                 Assistant Vice President and                     None
601 Congress St.                    Chief Compliance Officer
Boston, Massachusetts

Frank V. Knox                               None                           Chief Compliance Officer
601 Congress St.
Boston, Massachusetts

(c) None.

Item 28.  Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 601 Congress Street, Boston Massachusetts 02210-2805 and by MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC) at its principal executive offices at 101 Huntington Avenue, Boston, MA 02199. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) uner the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 27th day of December, 2006.

                              JOHN HANCOCK TAX-EXEMPT SERIES FUND

                              By:      *
                              -----------------------
                              Keith F. Hartstein
                              President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.



     Signature                                     Title                             Date
     ---------                                     -----                             ----

         *
------------------------                       President and                    December 27, 2006
Keith F. Hartstein                        Chief Executive Officer

         *
------------------------                  Executive Vice President
John G. Vrysen                          and Chief Financial Officer

/s/Gordon M. Shone                               Treasurer
------------------------                  (Chief Accounting Officer)
Gordon M. Shone

         *
------------------------                         Trustee
James R. Boyle

         *
------------------------                         Trustee
James F. Carlin

         *
------------------------                         Trustee
Richard P. Chapman, Jr.

         *
------------------------                         Trustee
William H. Cunningham

         *
------------------------                    Chairman and Trustee
Ronald R. Dion

         *
------------------------                         Trustee
Charles L. Ladner

         *
------------------------                         Trustee
John A. Moore

         *
------------------------                         Trustee
Patti McGill Peterson

         *
------------------------                         Trustee
Steven R. Pruchansky



By:      /s/Alfred P. Ouellette                                                 December 27, 2006
         ----------------------
         Alfred P. Ouellette
         Attorney-in-Fact, under
         Powers of Attorney dated
         June 6, 2006


OPEN END FUNDS:                                               1933 Act Number          1940 Act Number
John Hancock Bond Trust                                           2-66906                 811-3006
John Hancock California Tax-Free Income Fund                     33-31675                 811-5979
John Hancock Capital Series                                       2-29502                 811-1677
John Hancock Current Interest                                     2-50931                 811-2485
John Hancock Equity Trust                                         2-92548                 811-4079
John Hancock Institutional Series Trust                          33-86102                 811-8852
John Hancock Investment Trust                                     2-10156                 811-0560
John Hancock Investment Trust II                                  2-90305                 811-3999
John Hancock Investment Trust III                                 33-4559                 811-4630
John Hancock Municipal Securities Trust                          33-32246                 811-5968
John Hancock Series Trust                                         2-75807                 811-3392
John Hancock Sovereign Bond Fund                                  2-48925                 811-2402
John Hancock Strategic Series                                     33-5186                 811-4651
John Hancock Tax-Exempt Series Trust                             33-12947                 811-5079
John Hancock World Fund                                          33-10722                 811-4932

CLOSED END FUND                                               1933 Act Number          1940 Act Number
John Hancock Bank and Thrift Opportunity Fund                         -                   811-8568
John Hancock Income Securities                                        -                   811-4186
John Hancock Investors Trust                                          -                   811-4173
John Hancock Patriot Global Dividend Fund                             -                   811-06685
John Hancock Patriot Preferred Dividend Fund                          -                   811-7590
John Hancock Patriot Premium Dividend Fund I                          -                   811-5615
John Hancock Patriot Premium Dividend Fund II                         -                   811-05908
John Hancock Patriot Select Dividend Trust                            -                   811-06107
John Hancock Preferred Income Fund                               333-100531               811-21131
John Hancock Preferred Income Fund II                            333-101956               811-21202
John Hancock Preferred Income Fund III                           333-102734               811-21287
John Hancock Tax-Advantaged Dividend Income Fund                 333-108102               811-21416


                                POWER OF ATTORNEY

     The undersigned Trustees or officers of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint THOMAS M. KINZLER, WILLIAM H. KING, ALFRED P. OUELLETTE and GENEVIEVE D. PLUHOWSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 6th day of June, 2006.

/s/ James R. Boyle                        /s/ Charles L. Ladner
------------------                        ---------------------
James R. Boyle, as Trustee                Charles L. Ladner, as Trustee

/s/ James F. Carlin                       /s/ John A. Moore
-------------------                       -----------------
James F. Carlin, as Trustee               John A. Moore, as Trustee

/s/ Richard P. Chapman                    /s/ Patti McGill Peterson
----------------------                    -------------------------
Richard P. Chapman, Jr., as Trustee       Patti McGill Peterson, as Trustee


/s/ William H. Cunningham                 /s/ Steven R. Pruchansky
-------------------------                 ------------------------
William H. Cunningham, as Trustee         Steven R. Pruchansky, as Trustee


/s/ Ronald R. Dion                        /s/ John G. Vrysen
------------------                        ------------------
Ronald R. Dion, as Chairman and Trustee   John G. Vrysen, as Executive Vice
                                           President and Chief Financial Officer

/s/ Keith F. Hartstein
----------------------
Keith F. Hartstein, as President and
  Chief Executive Officer

                       John Hancock Tax-Exempt Series Fund

                                INDEX TO EXHIBITS

99.(a) Articles of Incorporation. Amended and Restated Declaration of Trust dated March 8, 2005.####

99.(a).1 Amendment, effective July 1, 2005, to Declaration of Trust dated March 8, 2005 regarding change of address of principal place of business.+

99.(b)    By-Laws.  Amended and Restated By-Laws dated March 8, 2005.####

99.(c) Instruments Defining Rights of Security Holders. See Exhibit 99.(a) and 99.(b).

99.(d) Investment Advisory Contracts. Investment Management Contract between John Hancock Advisers, Inc. and the Registrant.*

99.(d).1 Sub-Advisory Agreement dated December 31, 2005 between the Registrant, John Hancock Advisers, LLC and Sovereign Asset Management LLC.+

99.(e) Underwriting Contracts. Distribution Agreement between John Hancock Broker Distribution Services, Inc. and the Registrant.*

99.(e).1 Form of Soliciting Dealer Agreement between John Hancock Broker Distribution, Inc. and Selected Dealers.###

99.(f)    Bonus or Profit Sharing Contracts.  Not Applicable.

99.(g) Custody Agreements. Custody Agreement between John Hancock Mutual Funds and Bank of New York dated September 10, 2001.********

99.(h) Other Material Contracts. Amended and Restated Master Transfer Agency and Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. dated June 1, 1998.****

99.(h).1 Amendment to the Amended and Restated Master Transfer Agency and Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. dated June 1, 1998 Anti-Money Laundering and Privacy effective July 1, 2003.#

99.(h).2 Amendment to the Amended and Restated Master Transfer Agency and Service Agreement dated June 1, 1998 between John Hancock Funds and John Hancock Signature Services, Inc. effective July 1, 2004.##

99.(h).3 Accounting and Legal Services Agreement between John Hancock Advisers, Inc. and Registrant as of January 1, 1996.####

99.(h).4 Amendment to Accounting and Legal Services Agreement between John Hancock Advisers, LLC and Registrant as of March 8, 2005.####

99.(i)    Legal Opinion.+

99.(j)    Other Opinions, Auditor's Consent.+

99.(k)    Omitted Financial Statements.  Not Applicable.

99.(l)    Initial Capital Agreements.  None.

99.(m) Rule 12b-1 Plan. Amended and Restated Distribution Plan for Class A shares between John Hancock Tax-Exempt Series Fund and John Hancock Funds, Inc. dated July 1, 1996.***

99.(m).1 Rule 12b-1 Plan. Amended and Restated Distribution Plan for Class B shares between John Hancock Tax-Exempt Series Fund and John Hancock Funds, Inc. dated July 1, 1996.**

99.(m).2 Rule 12b-1 Plan. Amended and Restated Distribution Plan for Class C shares between John Hancock Massachusetts Tax-Free Income Fund and John Hancock New York Tax-Free Income Fund and John Hancock Funds, Inc. dated April 1, 1998.*******

99.(n)    Financial Data Schedule. Not Applicable

99.(o) Rule 18f-3 Plan. John Hancock Funds Class A and Class B Multiple Class Plan Pursuant to Rule 18f-3 dated May 1, 1998.****

99.(o).1 John Hancock Funds Class A, Class B and Class C amended and restated Multiple Class Plan pursuant to Rule 18f-3 for John Hancock Tax-Exempt Series dated April 1, 1999.******

99.(p) Code of Ethics. John Hancock Advisers, LLC, MFC Global Investment Management (U.S.), LLC formerly known as Sovereign Asset Management and each open-end and closed-end fund dated July 1, 2006.+

99.(p).1 Code of Ethics for the Independent Directors/Trustees of the John Hancock Funds dated December 6, 2005.+

* Previously filed electronically with post-effective amendment no. 10 (file nos. 811-5079 and 33-12947) on December 25, 1995, accession number 0000950156-95-000881.

** Previously filed electronically with post-effective amendment no. 12 (file nos. 811-5079 and 33-12947) on December 20, 1996, accession number 0001010521-96-000226.

*** Previously filed electronically with post-effective amendment no. 13 (file nos. 811-5079 and 33-12947) on December 23, 1997, accession number 0001010521-97-000441.

**** Previously filed electronically with post-effective amendment no. 14 (file nos. 811-5079 and 33-12947) on October 13, 1998, accession number 0001010521-98-000347.

***** Previously filed electronically with post-effective amendment no. 15 (file nos. 811-5079 and 33-12947) on December 28, 1998, accession number 0001010521-98-000404.

****** Previously filed electronically with post-effective amendment no. 16 (file nos. 811-5079 and 33-12947) on January 25, 1999, accession number 0001010521-99-000057.

******* Previously filed electronically with post-effective amendment no. 17 (file nos. 811-5079 and 33-12947) on December 27, 1999, accession number 0001010521-99-000399.

******** Previously filed electronically with post-effective amendment no. 19 (file nos. 811-5079 and 33-12947) on October 30, 2001, accession number 0001010521-01-500240.

# Previously filed electronically with post-effective amendment no. 23 (file nos. 811-5079 and 33-12947) on December 29, 2003, accession number 0001010521-03-000397.

## Previously filed electronically with post-effective amendment no. 24 (file nos. 811-5079 and 33-12947) on October 26, 2004, accession number 0001010521-04-000263.

### Previously filed electronically with post-effective amendment no. 25 (file nos. 811-5079 and 33-12947) on December 30, 2004, accession number 0001010521-04-000321.

#### Previously filed electronically with post-effective amendment no. 26, (file nos. 811-5079 and 33-12947) on December 28, 2005, accession number 0001010521-05-000530.

+    Filed herewith.